PROSPECTUS
January 1, 1999

                         INVESCO Select Income Fund
                          INVESCO High Yield Fund
                   INVESCO U.S. Government Securities Fund

     The three INVESCO Bond Funds (the "Funds") described in this Prospectus are actively managed to seek high current income through investments in fixed-income securities. The INVESCO Select Income Fund (the "Select Income Fund"), the INVESCO High Yield Fund (the "High Yield Fund") and the INVESCO U.S. Government Securities Fund (the "U.S. Government Securities Fund") seek as high a level of current income as is consistent with the risk involved in investing in the types of securities in which each Fund invests. The Select Income Fund, High Yield Fund and U.S. Government Securities Fund each have a secondary objective of capital appreciation. The Funds are a series of INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund consisting of four portfolios of investments. A separate Prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other Fund, INVESCO Short-Term Bond Fund. Investors may purchase shares of any or all of the Funds. Additional funds may be offered in the future.

     This Prospectus provides you with the basic information you should know before investing in a Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated January 1, 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

     THE SELECT INCOME FUND MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "HIGH YIELD" OR "JUNK BONDS." THE HIGH YIELD FUND INVESTS PRIMARILY IN SUCH BONDS. THESE INVESTMENTS ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED SECURITIES. YOU SHOULD
CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "INVESTMENT OBJECTIVE AND STRATEGY" AND "INVESTMENT POLICIES AND RISKS."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF EACH FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS


ESSENTIAL INFORMATION..........................................................2

ANNUAL FUND EXPENSES...........................................................3

FINANCIAL HIGHLIGHTS...........................................................4

INVESTMENT OBJECTIVE AND STRATEGY.............................................10

INVESTMENT POLICIES AND RISKS.................................................11

THE FUNDS AND THEIR MANAGEMENT................................................16

FUND PRICE AND PERFORMANCE....................................................18

HOW TO BUY SHARES.............................................................18

FUND SERVICES.................................................................21

HOW TO SELL SHARES............................................................22

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS......................................24

ADDITIONAL INFORMATION........................................................25

APPENDIX -- RATINGS SERVICES..................................................26

ESSENTIAL INFORMATION

     Investment Goals And Strategy: The Funds seek high current income. The High Yield Fund invests substantially all of its assets in bonds and other debt securities and in preferred stocks. Such securities ordinarily include those rated in lower categories by established ratings services. The Select Income Fund invests in securities whose maturities will vary with interest rates. The U.S. Government Securities Fund invests primarily in bonds and other debt obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and in repurchase agreements and futures contracts with respect to such securities. Capital appreciation is a secondary objective for the Funds. There is no guarantee that the Funds will meet their investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Designed For: The Select Income and the U.S. Government Securities Funds are designed for investors seeking daily income, paid monthly. The High Yield Fund is designed for investors seeking high daily income, paid monthly, who can tolerate greater fluctuations in principal value than those associated with more conservative bond funds. While not a complete investment program, one or more of these Funds may be a valuable element of your investment portfolio. You may also wish to consider one of the Funds as part of a Uniform Gifts/Transfers to Minors Act Account or systematic investment strategy. Each Fund may be a suitable investment for tax-deferred retirement programs such as various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.

     Time Horizon: The Funds are primarily managed for current income but also have a secondary potential for capital growth. Investors should not consider any of the Funds as a suitable investment for the portion of their savings devoted to capital appreciation, or for that portion focused on liquidity and stable principal value.

     Risks: The Funds focus on fixed-income securities. Each Fund's investments are subject to both credit risk and market risk, both of which are increased by investing in lower rated securities. High Yield and Select Income Fund may experience rapid portfolio turnover that may result in higher brokerage commissions and the acceleration of taxable capital gains. See "Investment Policies And Risks" for specific risks associated with each Fund.

     Organization  and  Management:  Each Fund is a series of the Company.  Each
Fund is owned by its shareholders. The Funds employ INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Funds' distributor.

     Each Fund's investments are selected by its portfolio manager or managers. See "The Funds And Their Management."

     INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately ^ $241 billion in assets as of ^ September 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.



The Funds offer all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000 per Fund, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum Subsequent Investment: $50 per Fund (Minimums are lower for certain retirement plans).

ANNUAL FUND EXPENSES

     Each Fund is no-load; there are no fees to purchase, exchange or redeem shares. Each Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of that Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

     Like any company, each Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from each Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's investment return.

     We calculate annual operating expenses as a percentage of each Fund's average annual net assets. To keep expenses competitive, INVESCO voluntarily reimburses the High Yield Fund, Select Income Fund and U.S. Government
Securities Fund for amounts in excess of 1.25%, 1.05% and 1.00% (excluding excess amounts that have been offset by the expense offset arrangements described below), respectively, of each Fund's average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)

High Yield Fund
Management Fee                                                         0.42%
12b-1 Fees                                                             0.25%
Other Expenses                                                         0.19%
Total Fund Operating Expenses(1)                                       0.86%

Select Income Fund
Management Fee                                                         0.53%
12b-1 Fees                                                             0.25%
Other Expenses                                                         0.28%
Total Fund Operating Expenses (1)(2)                                   1.06%

U.S. Government Securities Fund
Management Fee                                                         0.55%
12b-1 Fees                                                             0.25%
Other Expenses                                                         0.21%
Total Fund Operating Expenses (1)(2)                                   1.01%

(1) It should be noted that each Fund's actual total operating expenses were lower than the figures shown because each Fund's custodian expenses were reduced under an expense offset arrangements. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended August 31, 1996. See "The Funds And Their Management."

(2) Certain Fund expenses are being voluntarily absorbed by INVESCO. In the absence of such absorbed expenses, "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ended August 31, 1998 would have been 0.32% and 1.10%, respectively, for the Select Income Fund, and 0.61% and 1.41%, respectively, for the U.S. Government Securities Fund. This is based on each Fund's actual expenses for the fiscal year ended August 31, 1998. See "The Funds And Their Management."

Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                          1 Year         3 Years         5 Years        10 Years
                          ------         -------         -------        --------
High Yield                 $ 9              $28            $48            $106
Select Income              $11              $34            $59            $130
U.S. Government            $10              $32            $56            $124
 Securities

     The purpose of this table and example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on each Fund's expenses, see "The Funds And Their Management" and "How To Buy Shares - Distribution Expenses."

     Because each Fund pays a Rule 12b-1 distribution fee, investors who own shares of the Funds for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


     The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the ^ Company's 1998 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about each Fund's performance.




                                                                               Period
                                                                                Ended
                                         Year Ended August 31               August 31                         Year Ended December 31
                                 ---------------------------------------      -------   --------------------------------------------
                                   1998     1997     1996    1995   1994      1993(a)     1992       1991         1990          1989


                                 High Yield Fund
PER SHARE DATA
Net Asset Value -
    Beginning of Period           $7.45    $6.84    $6.73   $6.73  $7.32        $6.97    $6.66      $6.00        $7.16         $7.82
                                 ---------------------------------------      -------   --------------------------------------------
INCOME FROM
    INVESTMENT OPERATIONS
Net Investment Income              0.64     0.62     0.63    0.66   0.62         0.39     0.64       0.70         0.83          0.95
Net Gains or (Losses) on
    Securities (Both Realized
    and Unrealized)              (0.29)     0.64     0.11    0.03 (0.59)         0.36     0.30       0.64       (1.14)        (0.66)
                                 ---------------------------------------      -------   --------------------------------------------
Total from Investment
    Operations                     0.35     1.26     0.74    0.69   0.03         0.75     0.94       1.34       (0.31)          0.29
                                 ---------------------------------------      -------   --------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
    Investment Income(b)           0.64     0.62     0.63    0.66   0.62         0.40     0.63       0.68         0.85          0.95
Distributions from
    Capital Gains                  0.40     0.03     0.00    0.00   0.00         0.00     0.00       0.00         0.00          0.00

In Excess of Capital Gains         0.00     0.00     0.00    0.03   0.00         0.00     0.00       0.00         0.00          0.00
                                 ---------------------------------------      -------   --------------------------------------------
Total Distributions                1.04     0.65     0.63    0.69   0.62         0.40     0.63       0.68         0.85          0.95
                                 ---------------------------------------      -------   --------------------------------------------
Net Asset Value -
    End of Period                 $6.76    $7.45    $6.84   $6.73  $6.73        $7.32    $6.97      $6.66        $6.00         $7.16
                                 =======================================      =======   ============================================
TOTAL RETURN                      4.44%   19.27%   11.38%  11.12%  0.37%    11.01%(c)   14.53%     23.51%      (4.57%)         3.72%

RATIOS
Net Assets - End of Period
    ($000 Omitted)             $641,394 $470,965 $375,201 $288,959 $243,773  $308,945 $212,172    $99,103      $40,380       $49,017
Ratio of Expenses to
    Average Net Assets(d)      0.86%(e) 1.00%(e) 0.99%(e)    1.00% 0.97%     0.97%(f)    1.00%      1.05%        0.94%         0.83%
Ratio of Net Investment
    Income to Average
    Net Assets(d)                 8.72%    8.71%    9.13%   10.01% 8.70%     8.28%(f)    9.29%     10.57%       12.57%        12.27%
Portfolio Turnover Rate            282%     129%     266%     201%  195%       45%(c)     120%        64%          28%           53%

(a) From January 1, 1993 to August 31, 1993.

(b) Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.


(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ^ Ratio of Expenses to Average Net Assets would have been 0.99%, 1.07% and 0.98%, respectively, and ^ Ratio of Net Investment Income to Average Net Assets would have been 9.13%, 9.94% and 8.69%, respectively.


(e) Ratio is based on Total  Expenses  of the Fund,  less  Expenses  Absorbed by
Investment  Adviser,   if  applicable,   which  is  before  any  expense  offset
arrangements.

(f) Annualized




                                                                                     Period
                                                                                      Ended
                                             Year Ended August 31                 August 31                   Year Ended December 31
                               -----------------------------------------------      -------    -------------------------------------
                                 1998      1997      1996       1995      1994      1993(a)      1992      1991      1990       1989

                                 Select Income Fund
PER SHARE DATA
Net Asset Value -
    Beginning of Period         $6.66     $6.35     $6.54      $6.18     $6.80        $6.53     $6.50     $5.96     $6.26      $6.39
                               -----------------------------------------------      -------    -------------------------------------
INCOME FROM
    INVESTMENT OPERATIONS
Net Investment Income            0.43      0.45      0.47       0.47      0.47         0.33      0.52      0.53      0.59       0.63
Net Gains or (Losses) on
    Securities (Both Realized
    and Unrealized)              0.19      0.34    (0.17)       0.36    (0.43)         0.27      0.13      0.53    (0.30)     (0.13)
                               -----------------------------------------------      -------    -------------------------------------
Total from Investment
    Operations                   0.62      0.79      0.30       0.83      0.04         0.60      0.65      1.06      0.29       0.50
                               -----------------------------------------------      -------    -------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
    Investment Income            0.43      0.45      0.46       0.47      0.47         0.33      0.52      0.52      0.59       0.63
In Excess of Net
    Investment Income(b)         0.00      0.00      0.01       0.00      0.00         0.00      0.00      0.00      0.00       0.00
Distributions from
    Capital Gains                0.17      0.03      0.02       0.00      0.09         0.00      0.10      0.00      0.00       0.00
In Excess of Capital Gains       0.00      0.00      0.00       0.00      0.10         0.00      0.00      0.00      0.00       0.00
                               -----------------------------------------------      -------    -------------------------------------
Total Distributions              0.60      0.48      0.49       0.47      0.66         0.33      0.62      0.52      0.59       0.63
                               ------------------------------------------------     -------    -------------------------------------
Net Asset Value -
    End of Period               $6.68     $6.66     $6.35      $6.54     $6.18        $6.80     $6.53     $6.50     $5.96      $6.26
                               ================================================     =======    =====================================
TOTAL RETURN                    9.58%    12.89%     4.78%     14.01%     0.47%     9.42%(c)    10.38%    18.57%     4.86%      8.17%

RATIOS
Net Assets - End of Period
    ($000 Omitted)           $502,624  $287,618  $258,093   $216,597  $138,337     $158,780  $123,036   $93,827   $46,423    $32,783
Ratio of Expenses to
    Average Net Assets(d)    1.06%(e)  1.03%(e)  1.01%(e)      1.00%     1.11%     1.15%(f)     1.14%     1.15%     1.01%      0.99%
Ratio of Net Investment
   Income to Average
    Net Assets(d)               6.36%     6.98%     7.14%      7.38%     7.22%     7.40%(f)     7.97%     8.57%     9.67%      9.92%
Portfolio Turnover Rate          140%      263%      210%       181%      135%      105%(c)      178%      117%       38%       121%

(a) From January 1, 1993 to August 31, 1993.

(b) Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.


(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ^ Ratio of Expenses to Average Net Assets would have been 1.10%, 1.21%, 1.16%, 1.22% and 1.15%, respectively, and ^ Ratio of Net Investment Income to Average Net Assets would have been 6.32%, 6.80%, 6.99%, 7.16% and 7.18%, respectively.


(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized


                                                                                    Period
                                                                                     Ended
                                               Year Ended August 31              August 31                    Year Ended December 31
                              -----------------------------------------------      -------    --------------------------------------
                                1998      1997      1996       1995      1994      1993(a)      1992      1991      1990        1989
                                 U.S. Government Securities Fund
PER SHARE DATA
Net Asset Value -
    Beginning of Period        $7.49     $7.15     $7.49      $7.10     $8.19        $7.61     $7.65     $7.09     $7.14       $6.87
                              -----------------------------------------------      -------    --------------------------------------
INCOME FROM
    INVESTMENT OPERATIONS
Net Investment Income           0.40      0.43      0.44       0.45      0.41         0.28      0.46      0.48      0.53        0.56
Net Gains or (Losses)on
    Securities (Both Realized
    and Unrealized)             0.67      0.34    (0.34)       0.39    (0.93)         0.58    (0.04)      0.57    (0.05)        0.26
                              -----------------------------------------------      -------    --------------------------------------
Total from Investment
    Operations                  1.07      0.77      0.10       0.84    (0.52)         0.86      0.42      1.05      0.48        0.82
                              -----------------------------------------------      -------    --------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
    Investment Income           0.40      0.43      0.43       0.45      0.41         0.28      0.46      0.49      0.53        0.55
In Excess of Net
    Investment Income(b)        0.00      0.00      0.01       0.00      0.00         0.00      0.00      0.00      0.00        0.00
Distributions from
    Capital Gains               0.17      0.00      0.00       0.00      0.16         0.00      0.00      0.00      0.00        0.00
                              -----------------------------------------------      -------    --------------------------------------
Total Distributions             0.57      0.43      0.44       0.45      0.57         0.28      0.46      0.49      0.53        0.55
Net Asset Value -
    End of Period              $7.99     $7.49     $7.15      $7.49     $7.10        $8.19     $7.61     $7.65     $7.09       $7.14
                              ===============================================      =======    ======================================
TOTAL RETURN                  14.75%    11.01%     1.31%     12.37%   (6.53%)    11.61%(c)     5.68%    15.56%     7.23%      12.40%

RATIOS
Net Assets - End of Period
    ($000 Omitted)           $79,485   $51,581   $54,614    $38,087   $36,740      $36,391   $35,799   $29,229   $21,247     $19,293
Ratio of Expenses to
    Average Net Assets(d)   1.01%(e)  1.01%(e)  1.02%(e)      1.00%     1.32%     1.40%(f)     1.27%     1.27%     1.07%       1.04%
Ratio of Net Investment
    Income to Average
    Net Assets#                5.22%     5.78%     5.76%      6.24%     5.46%     5.36%(f)     6.08%     6.78%     7.58%       7.98%
Portfolio Turnover Rate         323%      139%      212%        99%       95%      100%(c)      115%       67%       38%        159%

(a) From January 1, 1993 to August 31, 1993.

(b) Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.


(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended August 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ^ Ratio of Expenses to Average Net Assets would have been 1.41%, 1.32%, 1.48%, 1.51% and 1.42%, respectively, and ^ Ratio of Net Investment Income to Average Net Assets would have been 4.82%, 5.47%, 5.30%, 5.73% and 5.36%, respectively.


(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized


INVESTMENT OBJECTIVE AND STRATEGY

     The High Yield Fund seeks to achieve as high a level of current income as is consistent with the risk involved in investing substantially all of its assets in bonds and other debt securities and in preferred stocks. The Select Income Fund seeks as high a level of current income as is consistent with the risk involved in investing in bonds and marketable debt securities (including convertible issues) of established companies. The U.S. Government Securities Fund seeks a high level of income by investing in bonds and other debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements and futures contracts with respect to such securities. Potential capital appreciation is a secondary factor in the selection of investments for the Funds. Each Fund's investment objective is fundamental and cannot be changed without the approval of that Fund's shareholders. There is no assurance that a Fund's investment objective will be met.

     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Funds; securities may be sold without regard to the time they have been held when investment considerations warrant such action. Increased turnover may result in greater brokerage commissions and acceleration of capital gains that are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of each Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

High Yield Fund

     The Fund invests primarily in higher yielding corporate bonds (including convertible issues) and preferred stocks with medium to lower credit ratings. These securities are generally rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by S&P. However, under no circumstances will the Fund invest in any issue rated lower than Caa by Moody's or CCC by ^ Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or any issue that is in default. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective. (See "Investment Policies And Risks" below and the Appendix to this Prospectus for a description of bond ratings.)

     The Fund also may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (which may or may not be backed by the full faith and credit of the United States) and bank certificates of deposit. In addition, the Fund may invest in corporate short-term notes rated at least A-1 by S&P or Prime-1 by Moody's. In addition, the Fund may invest in municipal obligations, including municipal short-term notes rated at least SP-1 by S&P or MIG-1 by Moody's, when we believe that their potential returns are better than those that might be achieved by investing in securities of corporate or U.S. governmental issuers.

     As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

Select Income Fund

     The Fund normally invests at least 90% of its assets in bonds and marketable debt securities (including convertible issues) of established companies which INVESCO believes may provide high current income and which, consistent with this objective, may have the potential to provide capital appreciation. Under normal circumstances, at least 50% of the Fund's assets are invested in investment grade debt securities -- those rated Baa or higher by Moody's ^ or BBB or higher by ^ S&P. No more than 50% of the Fund's assets may consist of corporate bonds rated below investment grade. (See the Appendix to this Prospectus for a description of bond ratings.)


     The Fund also may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (which may or may not be backed by the full faith and credit of the United States) and bank certificates of deposit. In addition, the Fund may invest in municipal obligations when we believe that their potential returns are better than those that might be achieved by investing in securities of corporate or U.S. governmental issuers.

     As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

U.S. Government Securities Fund

     The Fund invests substantially all (and in no event less than 65%) of its assets in government and government agency or government instrumentality debt securities (including mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises), government agency and instrumentality securities. Some of these portfolio holdings --Treasury bonds, bills, and notes -- may be issued directly by the U.S. government and are backed by the full faith and credit of the federal government. Similar protection is offered by securities of certain agencies, which include, among others, the Government National Mortgage Association ^("GNMA"), the Department of Housing and Urban Development, the Small Business Administration, and the Farmers' Home Administration. In addition, the Fund may hold U.S. government agency securities not supported by the U.S. government, but only by the creditworthiness of the government-related issuer. These include securities issued by Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks, the
Resolution Funding Corporation and the Student Loan Marketing Association. The value of the Fund's shares is not guaranteed by the U.S. government.


     As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

     When we believe market or economic conditions are adverse, the High Yield, Select Income and U.S. Government Funds may assume a defensive position by temporarily investing up to 100% of their respective assets in cash and debt securities having maturities of less than three years at the time of issuance, seeking to protect their assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

     Investors generally should expect to see the price per share of a Fund vary with movements in the fixed-income market, changes in economic conditions and other factors. With respect to the High Yield and Select Income Funds, INVESCO seeks to temper volatility by having each Fund invest in many different securities and industries. This diversification may help reduce a Fund's exposure to particular investment and market risks, but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Funds invest may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Funds' investments may be adversely affected.

     Debt Securities. The High Yield and Select Income Funds may invest in corporate debt securities. The U.S. Government Securities Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt securities issued by the U.S. government, its agencies and instrumentalities carry a low level of credit risk compared to higher yielding corporate bonds. Corporate debt obligations are rated based on their credit risk as estimated by independent services such as Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P"). These ratings attempt to evaluate the likelihood that principal and interest will be paid when due, but do not evaluate the volatility of a debt obligation's value or its liquidity and do not guarantee the performance of the issuer. "Market risk" refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bond prices generally increase. All bonds, including government, government agency and government instrumentality securities, are subject to market risk.

     The High Yield and Select Income Funds may invest in issues rated below investment grade quality (commonly called "junk bonds"), that is, rated Ba or lower by Moody's or BB or lower by S&P, or, if unrated, are judged by INVESCO to be of equivalent quality. These include issues which are of poorer quality and may have some speculative characteristics according to the ratings services.

     Risks of Lower Rated Bonds. The lower a bond's quality, the more it is believed by the rating service to be subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated securities. To reduce these risks, at least 50% of the Select Income Fund's assets normally are invested in debt securities rated Baa or above by Moody's or BBB or above by S&P. In addition, the Select Income Fund may invest in corporate short-term notes rated at least Prime-1 by Moody's or A-1 by S&P. Overall, these bonds and notes enjoy strong to adequate capacity to pay principal and interest.

     No more than 50% of the Select Income Fund's assets may be invested in junk bonds. Investments in unrated securities may not exceed 25% of the Select Income Fund's total assets. Never, under any circumstances, is the Select Income Fund permitted to invest in bonds which are rated below B by Moody's or B- by S&P.
Bonds rated below B or B- generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.

     Because the High Yield Fund normally invests primarily in junk bonds, the securities held by this Fund generally will be subject to greater credit and market risks. Never, under any circumstances, is the High Yield Fund permitted to invest in bonds that are in default or are rated below Caa by Moody's or CCC by S&P or, if unrated, are judged by INVESCO to be of equivalent quality. Bonds rated Caa or CCC are predominantly speculative and may be in default or may have present elements of danger with respect to the repayment of principal or interest.

     While INVESCO continuously monitors all of the corporate bonds in each Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. A Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as INVESCO determines it is in the best interests of the Fund to sell the securities.

     Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of each Fund's investment objective may be more dependent on INVESCO's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of each Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns, there has been a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while INVESCO attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

     For the fiscal year ended August 31, 1998, the following percentages of High Yield and Select Income Funds' total net assets were invested in corporate bonds rated investment grade (Baa by Moody's or BBB by S&P and above) at the time they were purchased: Aaa/AAA--0.00%; Aa/AA--0.00%; A--0.00% and
Baa/BBB--0.68% for the High Yield Fund and Aaa/AAA--7.03%; Aa/AA--0.78%; A--16.05% and Baa/BBB--34.19% for the Select Income Fund. The following percentages were invested in corporate bonds rated below investment grade at the time of purchase: Ba/BB--7.79%; B--66.87%; Caa/CCC--3.27% and D--0.00% for the High Yield Fund and Ba/BB--20.77; B--16.24%; Caa/CCC--0.00% and D--0.00% for the Select Income Fund. Finally, 7.02% and 1.56% of total assets were invested in unrated corporate bonds for the High Yield and Select Income Funds, respectively. All of these percentages were determined on a dollar-weighted basis, calculated by averaging each Fund's month-end portfolio holdings during the fiscal year. Keep in mind that a Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent each Fund's actual holdings or quality ratings as of August 31, 1998.

     For a detailed description of corporate bond ratings, see the Appendix to this Prospectus.

     Foreign Securities. The High Yield and Select Income Funds' investments in debt obligations may include securities issued by foreign governments and foreign corporations. As a matter of policy, which may be changed without a vote of shareholders, up to 25% of each Fund's total assets, measured at the time of purchase, may be invested directly in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Investments in foreign debt securities involve certain risks.

     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. Each Fund attempts to minimize these risks by limiting its investments in foreign debt securities to those which are denominated and pay interest in U.S. dollars.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investment income on certain foreign currencies may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility that each Fund may experience difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may be permitted to join the EMU in the future.

     The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Funds.

     Illiquid and Rule 144A Securities. The High Yield Fund may invest up to 15% of its net assets in securities that are illiquid because they are subject to restrictions on resale ("restricted securities") or because they are not readily marketable. The Fund may not be able to dispose of illiquid securities at the time desired or at a reasonable price. In addition, if the securities are not registered, their marketability and value could be adversely affected.


     The Select Income Fund and U.S. Government Securities Fund may not purchase securities that are not readily marketable. However, the Select Income and U.S. Government Securities Funds may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities"), if a liquid trading market exists. The Company's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by a Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of such Fund's shareholders. For more information concerning ^ Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.


     Zero Coupon Bonds and Pay-in-Kind Bonds. The High Yield and Select Income Funds may invest in zero coupon bonds and payment-in-kind ("PIK") bonds if INVESCO determines that the risk of a default on the security, which could result in adverse tax consequences, is not significant. Zero coupon bonds make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. PIK bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Zero coupon and PIK bonds are more sensitive to changes in interest rates than bonds that pay interest on a current basis in cash. When interest rates fall, the value of these types of bonds will increase more rapidly, and when interest rates rise, their value falls more dramatically. A Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by such Fund.

     Interest Rate Futures Contracts. The U.S. Government Securities Fund may buy and sell interest rate futures contracts relating to the debt securities in which the Fund invests for the purpose of hedging the value of its securities portfolio. These practices and their risks are discussed under "Investment Policies And Restrictions" in the Statement of Additional Information.

     Mortgage-Backed Securities. The U.S. Government Securities Fund may invest in mortgage-backed securities issued or guaranteed as to principal and interest by the U.S. government, federal agencies or instrumentalities such as GNMA, Fannie Mae and Freddie Mac. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as FHLMC certificates, are not. Mortgage-backed securities represent interests in pools of mortgages which have been purchased from loan institutions such as banks and savings and loan associations, and packaged for resale in the secondary market. Interest and principal are "passed through" to the holders of the securities. The timely payment of interest and principal is guaranteed by a federal agency, but the market value of the security is not guaranteed and will vary. When interest rates drop, many home buyers choose to refinance their mortgages. These prepayments may shorten the average weighted lives of mortgage-backed securities and may lower their returns.

     Delayed Delivery or When-Issued Purchases. Up to 10% of the value of the High Yield and Select Income Funds' net assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis -- that is, with settlement taking place in the future. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time a Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary. No interest is payable to a Fund prior to settlement.

     Repurchase Agreements. Each Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, a Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. A Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with a Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered brokers and dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors.

     Securities Lending. Each Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of each Fund's shareholders. For example, each Fund limits to 5% the portion of its respective total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, each Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 10% of net assets.

     For a further discussion of risks associated with an investment in each Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUNDS AND THEIR MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. It was incorporated on August 20, 1976, under the laws of Colorado and was reorganized as a Maryland corporation on April 2, 1993. On October 29, 1998, the name of the Company was changed to INVESCO Bond Funds, Inc.


     The Company's board of directors has responsibility for overall supervision of the Funds, and reviews the services provided by the investment adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as each Fund's investment adviser; it is primarily responsible for providing the Funds with portfolio management and various administrative services.

     INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest investment management businesses in the world. AMVESCAP PLC had approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and, as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $17.1 billion on behalf of over 899,439 shareholders.

     Prior to February 3, 1998, Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), provided sub-advisory services to the Funds; termination of ITC's sub-advisory services in no way changed the basis upon which investment advice is provided to the Funds, the cost of those services to the Funds or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services.

     The Funds are managed by members of the INVESCO Fixed Income Team, which is headed by Donovan J. (Jerry) Paul. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     Donovan J. (Jerry) Paul, a Chartered Financial Analyst and Certified Public Accountant, has been the portfolio manager of the Select Income Fund since 1994 and the portfolio manager of the High Yield Fund since 1994. Mr. Paul also manages the INVESCO VIF-High Yield Fund and co-manages the INVESCO Short-Term Bond Fund, INVESCO Industrial Income Fund, INVESCO VIF-Industrial Income Fund, and INVESCO Balanced Fund. Mr. Paul is also a senior vice president, portfolio manager, and director of fixed-income research of INVESCO. Mr. Paul was previously a senior vice president and director of fixed-income research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe & Farnham Inc. and president of Quixote Investment Management, Inc. (1993 to 1994). Mr. Paul received an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa.

     Richard R. Hinderlie has been the portfolio manager of the INVESCO U.S. Government Securities Fund since 1994. Mr. Hinderlie also manages INVESCO U.S. Government Money Fund and INVESCO Cash Reserves Fund and co-manages the INVESCO Short-Term Bond Fund, and is a vice president of INVESCO. Mr. Hinderlie was previously a securities analyst with Bank Western from 1987 to 1993. Mr. Hinderlie received an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

     INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     Each Fund pays INVESCO a monthly management fee which is based upon a percentage of each Fund's average net assets determined daily. With respect to the Select Income and U.S. Government Securities Funds, the management fee is computed at the annual rate of 0.55% on the first $300 million of each Fund's average net assets; 0.45% on the next $200 million of each Fund's average net assets; and 0.35% on each Fund's average net assets over $500 million. With respect to the High Yield Fund, the management fee is computed at the annual rate of 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets over $500 million. For the fiscal year ended August 31, 1998, investment management fees paid by the High Yield, Select Income and U.S. Government Securities Funds amounted to 0.42%, 0.53% and 0.55%, respectively, of each Fund's average net assets (prior to the voluntary absorption of certain Fund expenses by INVESCO).

     Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Funds' shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Funds' distributor.

     Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Funds. Each Fund pays an annual fee of $26.00 per shareholder account or where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Funds. In these cases, INVESCO may pay, out of the fee it receives from the Funds, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Funds. For the fiscal year ended August 31, 1998, the Funds paid INVESCO a fee equal to the following percentages of each Fund's average net assets (prior to the absorption of certain Fund expenses): High Yield Fund, 0.02%; Select Income Fund, 0.02% and U.S. Government Securities Fund, 0.03%.

     The management and custodial services provided to the Funds by INVESCO and the Funds' custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of each Funds' securities trades, their share pricing and account services. The Funds and their service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with the noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     Each Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of each Fund (prior to any expense offset arrangements) for the fiscal year ended August 31, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Fund's average net assets: High Yield Fund, 0.86%, Select Income Fund, 1.06%, and U.S. Government Securities Fund, 1.01%. Certain expenses of the Select Income, High Yield and U.S. Government Securities Funds are absorbed voluntarily by INVESCO pursuant to a commitment to each Fund to ensure that each Fund's total operating expenses do not exceed the following percentages of each Fund's average net assets: High Yield Fund, 1.25%; Select Income Fund, 1.05% and U.S. Government Securities Fund, 1.00%. These commitments may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, each Fund's total operating expenses would have been 1.10% and 1.41% of their average net assets for Select Income and U.S. Government Securities Funds, respectively.

     INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," each Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO or IDI, as the Funds' distributor. A Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE

     Determining Price. The value of your investment in the Funds may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices each Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of a Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of shares outstanding.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise each Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five- and ten-year periods. Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited.

     With respect to the High Yield and Select Income Funds, the yield is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month-end net asset value and annualizing the resulting number. With respect to the U.S. Government Securities Fund, the yield is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. More information about each Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the telephone number or address on the back cover of this Prospectus.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare each Fund to others in their category of Corporate Bond Funds -- High Current Yield Funds for the High Yield Fund, BBB rated for the Select Income Fund and U.S. Government Funds for the U.S. Government Securities Fund, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare each Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

     The following chart shows several convenient ways to invest in a Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in a Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Funds. For all new accounts, please send a completed application form. Please specify which Fund's shares you wish to purchase.

     INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, when it determines this action is in the best interests of a Fund. Further, INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in a Fund's best interests.



                                         HOW TO BUY SHARES
===================================================================================================
Method                                  Investment Minimum                      Please Remember
---------------------------------------------------------------------------------------------------
By Check
Mail to: INVESCO                        $1,000 for regular                      If your check does
Funds Group, Inc.                       account; $250 for                       not clear, you will
P.O. Box 173706                         an IRA; $50 minimum                     be responsible for
Denver, CO                              for each subsequent                     any related loss a
80217-3706. Or you                      investment.                             Fund or INVESCO
may send your check                                                             incurs. If you are
by overnight                                                                    already a
courier to: 7800 E.                                                             shareholder in the
Union Ave., Denver,                                                             INVESCO funds, a
CO 80237.                                                                       Fund may seek
                                                                                reimbursement from
                                                                                your existing
                                                                                account(s) for any
                                                                                loss incurred.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085                     $1,000.                                 Payment must be
to request your                                                                 received within 3
purchase. Then send                                                             business days, or
your check by                                                                   the transaction may
overnight courier                                                               be canceled. If a
to our street                                                                   purchase is
address: 7800 E.                                                                canceled due to
Union Ave., Denver,                                                             nonpayment, you
CO 80237. Or you                                                                will be responsible
may transmit your                                                               for any related
payment by bank                                                                 loss a Fund or
wire (call INVESCO                                                              INVESCO incurs. If
for instructions).                                                              you are already a
                                                                                shareholder in the
                                                                                INVESCO funds, a
                                                                                Fund may
                                                                                seek
                                                                                reimbursement
                                                                                from your
                                                                                existing
                                                                                account(s) for
                                                                                any loss
                                                                                incurred.
---------------------------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on                       $50 per month for                       Like all regular
the fund                                EasiVest; $50 per                       investment plans,
application, or                         pay period for                          neither EasiVest
call us for the                         Direct Payroll                          nor Direct Payroll
correct form and                        Purchase. You may                       Purchase ensures a
more details.                           start or stop your                      profit or protects
Investing the same                      regular investment                      against loss in a
amount on a monthly                     plan at any time,                       falling market.
basis allows you to                     with two weeks'                         Because you'll
buy more shares                         notice to INVESCO.                      invest continually,
when prices are low                                                             regardless of
and fewer shares                                                                varying price
when prices are                                                                 levels, consider
high. This                                                                      your financial
"dollar-cost                                                                    ability to keep
averaging" may help                                                             buying through low
offset market                                                                   price levels. And
fluctuations. Over                                                              remember that you
a period of time,                                                               will lose money if
your average cost                                                               you redeem your
per share may be                                                                shares when the
less than the                                                                   market value of all
actual average                                                                  your shares is less
price per share.                                                                than their cost.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
By PAL(R)
Your "Personal                          $1,000; $250 for an                     Be sure to write
Account Line" is                        IRA.                                    down the
available for                                                                   confirmation number
subsequent                                                                      provided by PAL(R).
purchases and                                                                   Payment must be
exchanges 24-hours                                                              received within 3
a day. Simply call                                                              business days, or
1-800-424-8085.                                                                 the transaction may
                                                                                be canceled. If a
                                                                                telephone purchase
                                                                                is canceled due to
                                                                                nonpayment, you
                                                                                will be responsible
                                                                                for any related
                                                                                loss a Fund or
                                                                                INVESCO incurs.
                                                                                If you are already
                                                                                a shareholder in
                                                                                the INVESCO funds,
                                                                                a Fund may seek
                                                                                reimbursement
                                                                                from your
                                                                                existing
                                                                                account(s) for
                                                                                any loss
                                                                                incurred.
---------------------------------------------------------------------------------------------------

By Exchange
Between a Fund and                      $1,000 to open a                        See "Exchange
another of the                          new account; $50                        Policy" page 18.
INVESCO funds. Call                     for written
1-800-525-8085 for                      requests to
prospectuses of                         purchase additional
other INVESCO                           shares for an
funds. You may also                     existing account.
establish an ^                          (The exchange
automatic monthly                       minimum is $250 for
exchange service                        purchases requested
between two INVESCO                     by telephone.)
funds; call INVESCO
for further details
and the correct
form.

===================================================================================================

     Your order to purchase shares of a Fund will not begin earning dividends or other distributions until either your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

     Exchange Policy. You may exchange your shares in a Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

         Please note these policies regarding exchanges of fund shares:

         (1)      The fund accounts must be identically registered.

         (2) You may make four exchanges out of each fund during each calendar year.

         (3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

         (4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

         (5) Notice of all modifications to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under
                  Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

     Distribution Expenses. Each Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by each Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning a Fund and their transactions with a Fund.


     In addition, other permissible activities and services include advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.


     Under the Plan, the Funds' payments to IDI are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisors and other financial institutions that provide distribution-related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of the Plan's termination. Payments made by the Funds may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from ^ INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased --Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

     Shareholder Accounts. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

     Reinvestment of Distributions. Dividends and capital gain distributions are automatically reinvested in additional fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

     Telephone Transactions. All shareholders may exchange and redeem shares of the Funds by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if a Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

     Retirement Plans and IRAs. Shares of the Funds may be purchased for IRAs and many other types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Fund shares. Shares of the Funds may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon a Fund's investment performance.

     Please specify from which INVESCO fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.




                                        HOW TO SELL SHARES
===================================================================================================
Method                                  Minimum Redemption                      Please Remember
---------------------------------------------------------------------------------------------------
By Telephone
Call us toll-free                       $250 (or, if less,                      These telephone
at 1-800-525-8085.                      full liquidation of                     redemption
                                        the account) for a                      privileges may be
                                        redemption check;                       modified or
                                        $1,000 for a wire                       terminated in the
                                        to bank of record.                      future at INVESCO's
                                        The maximum amount                      discretion.
                                        which may be
                                        redeemed by
                                        telephone is
                                        generally $25,000.
---------------------------------------------------------------------------------------------------
In Writing
Mail your request                       Any amount. The                         If the shares to be
to INVESCO Funds                        redemption request                      redeemed are
Group, Inc., P.O.                       must be signed by                       represented by
Box 173706                              all registered                          stock certificates,
Denver, CO                              account owners.                         the certificates
80217-3706. You may                     Payment will be                         must be sent to
also send your                          mailed to your                          INVESCO.
request by                              address of record
overnight courier                       or to a
to 7800 E. Union                        pre-designated
Ave., Denver, CO                        bank.
80237.
---------------------------------------------------------------------------------------------------
By Exchange
Between a Fund and                      $1,000 to open a                        See "Exchange
another of the                          new account; $50                        Policy" page 18.
INVESCO funds. Call                     for written
1-800-525-8085 for                      requests to
prospectuses of                         purchase additional
other INVESCO                           shares for an
funds. You may also                     existing account.
establish an                            (The exchange
automatic monthly                       minimum is $250 for
exchange service                        exchanges requested
between two INVESCO                     by telephone.)
funds; call INVESCO
for further details
and the correct
form.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to                      $100 per payment,                       You must have at
request the                             on a monthly or                         least $10,000 total
appropriate form                        quarterly basis.                        invested with the
and more                                The redemption                          INVESCO funds, with
information at                          check may be made                       at least $5,000 of
1-800-525-8085.                         payable to any                          that total invested
                                        party you                               in the fund from
                                        designate.                              which withdrawals
                                                                                will be made.
---------------------------------------------------------------------------------------------------
Payment To Third
Party
Mail your request                       Any amount.                             All registered
to INVESCO Funds                                                                account owners must
Group, Inc., P.O.                                                               sign the request,
Box 173706                                                                      with a signature
Denver, CO                                                                      guarantee from an
80217-3706.                                                                     eligible guarantor
                                                                                financial
                                                                                institution,
                                                                                such as a
                                                                                commercial
                                                                                bank or
                                                                                recognized
                                                                                national
                                                                                or regional
                                                                                securities
                                                                                firm.
===================================================================================================

     While the Funds will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

     Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Funds reserve the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


     Taxes. Each Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows a Fund to maintain its tax status as a regulated investment company. Each Fund does not expect to pay any federal income or excise taxes because of its distribution ^ policies and tax status as a regulated investment company.


     Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes unless their accounts are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of a Fund or another fund in the INVESCO group.

     Net realized capital gains of a Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by a Fund.

     Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. Each Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by each Fund will be based solely on the net investment income earned by it. Each Fund's policy is to distribute substantially all of this income, less expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date unless otherwise requested.

     In addition, each Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of a Fund at the net asset value on the ex-distribution date unless otherwise requested.

     Dividends and other distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop on the ex-dividend or ex-distribution date by the amount of the distribution. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

APPENDIX -- RATINGS SERVICES

     There  are  several   independent   ratings   services  that  analyze  debt
obligations and preferred stock issued by corporations. The two most frequently used services are Moody's and S&P.

     The chart below shows the various ratings used by each service for the categories of bonds and preferred stock in which the Funds may invest. There are additional refinements to each rating system: Moody's may use the modifier 1 to indicate that the security ranks in the higher end of its generic ratings category; modifier 2 indicates a mid-range rank, and 3 indicates the issue ranks at the lower end of its category. Similarly, S&P may use a + or - sign to indicate a security's relative standing within its generic category. For a further discussion of risks associated with the Funds, see "Investment Policies And Risks" and "Investment Practices" in the Statement of Additional Information.

================================================================================
Moody's                S&P                   Bond Description
--------------------------------------------------------------------------------
Aaa                    AAA                   Highest quality, often referred to
                                             as "gilt edged." Carries the
                                             smallest degree of investment risk:
                                             Interest payments are protected by
                                             a larger or exceptionally stable
                                             margin and principal is secure.
--------------------------------------------------------------------------------
Aa                     AA                    High quality or high grade. Margins
                                             of protection may be smaller than
                                             those above, or fluctuation of
                                             protective elements may be of
                                             greater amplitude. Other elements
                                             may be present which make long-term
                                             risks somewhat larger than in Aaa
                                             or AAA securities.
--------------------------------------------------------------------------------
A                      A                     Upper medium-grade obligations.
                                             Adequate to strong capacity to pay
                                             principal and interest,but somewhat
                                             more susceptible to adverse effects
                                             of changes in circumstances and
                                             economic conditions.
--------------------------------------------------------------------------------
Baa                    BBB                   Medium-grade obligations. Neither
                                             highly protected nor poorly
                                             secured. Interest and principal
                                             security currently appear adequate,
                                             but certain protective elements may
                                             be lacking or characteristically
                                             unreliable over the longer-term.
                                             May have speculative
                                             characteristics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ba                     BB                    Speculative, but less near-term
                                             vulnerability to default than those
                                             below. These bonds face major
                                             ongoing uncertainties or exposure
                                             to adverse business, financial or
                                             economic conditions that could lead
                                             to inadequate capacity to make
                                             timely interest and principal
                                             payments.
--------------------------------------------------------------------------------
B                      B                     Generally lack characteristics of a
                                             desirable investment. Greater
                                             vulnerability to default: currently
                                             have capacity to meet timely
                                             interest and principal payments,but
                                             assurance of payments over any
                                             extended period of time may be
                                             small, and/or other terms of the
                                             bond contract may be in jeopardy.
--------------------------------------------------------------------------------
Caa                    CCC                   Bonds in poor  standing.  These
                                             bonds  may be in  default  or there
                                             may be present  elements  of danger
                                             with   respect  to   principal   or
                                             interest.
--------------------------------------------------------------------------------
aaa                    AAA                   Top-quality. Good asset protection
                                             and extremely strong capacity for
                                             dividend payment.
--------------------------------------------------------------------------------
aa                     AA                    High-grade. Offers reasonable
                                             assurance that earnings and asset
                                             protection will remain relatively
                                             well-maintained in the foreseeable
                                             future.
--------------------------------------------------------------------------------
a                      A                     Upper medium-grade. Earnings and
                                             asset protection are expected to
                                             remain at adequate levels.
--------------------------------------------------------------------------------
baa                    BBB                   Medium-grade. Neither highly
                                             protected nor poorly secured.
                                             Backed by adequate capacity to
                                             maintain dividend payments, but
                                             susceptible to adverse economic
                                             conditions or changing
                                             circumstances.
--------------------------------------------------------------------------------
ba                     BB                    Has speculative elements and its
                                             future is not well assured.
                                             Earnings and asset protection may
                                             be very moderate and not well
                                             safeguarded during adverse periods.
--------------------------------------------------------------------------------
b                      B                     Lacks  the  characteristics  of a
                                             desirable investment.  Assurance of
                                             dividend payments over any extended
                                             period of time may be small.

================================================================================

                                            INVESCO BOND FUNDS, INC.

                                            High Yield Fund
                                            Select Income Fund
                                            U.S. Government Securities Fund

                                            No-load  mutual funds seeking a high
                                            level   of   current   income   from
                                            investing      in       fixed-income
                                            securities.

                                            PROSPECTUS
                                            January 1, 1999

INVESCO FUNDS

INVESCO Distributors, Inc.,(sm)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R), 1-800-424-8085
http://www.invesco.com

In Denver, visit one of
our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents
filed by the Company with
the Securities and Exchange
Commission  can  be  located
on a web  site  maintained
by the  Commission  at
http://www.sec.gov.

PROSPECTUS
January 1, 1999

                        INVESCO Short-Term Bond Fund

     INVESCO Short-Term Bond Fund (the "Fund") seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with maintaining liquidity.

     The Fund is a series of INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of four separate portfolios of investments. A separate Prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other funds, INVESCO High Yield Fund, INVESCO Select Income Fund and INVESCO U.S. Government Securities Fund. Investors may purchase shares of any or all of the Funds. Additional funds may be offered in the future.

         This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated January 1, 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit us on the world wide web: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF EACH FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS


ESSENTIAL INFORMATION..........................................................2

ANNUAL FUND EXPENSES...........................................................3

FINANCIAL HIGHLIGHTS...........................................................4

INVESTMENT OBJECTIVE AND STRATEGY..............................................5

INVESTMENT POLICIES AND RISKS..................................................5

THE FUND AND ITS MANAGEMENT...................................................10

FUND PRICE AND PERFORMANCE....................................................12

HOW TO BUY SHARES.............................................................12

FUND SERVICES.................................................................15

HOW TO SELL SHARES............................................................16

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS......................................18

ADDITIONAL INFORMATION........................................................19

APPENDIX -- RATINGS SERVICES..................................................20

ESSENTIAL INFORMATION

     Investment Goals And Strategy: The Short-Term Bond Fund seeks the highest current income consistent with minimum fluctuations in principal value and with maintaining liquidity; the Fund's investments are primarily in government and government agency debt securities, with a dollar-weighted average maturity of not more than three years. There is no guarantee that the Fund will meet its investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Designed For: The Short-Term Bond Fund is designed for investors seeking higher yields than those available from shorter-term, higher quality money market funds and who can tolerate modest price fluctuations. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. You may also wish to consider one of the Funds as part of a Uniform Gifts/Transfers to Minors Act Account or systematic investment strategy. Each Fund may be a suitable investment for tax-deferred retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.

     Time Horizon: The Fund is primarily managed for current income. Investors should not consider the Fund as a suitable investment for the portion of their savings devoted to capital appreciation, or for that portion focused on liquidity and stable principal value.

     Risks: The Fund focuses on fixed-income securities. The Fund's investments are subject to both credit risk and market risk, both of which are increased by investing in lower rated securities. See "Investment Policies And Risks" for specific risks associated with the Fund.


     Organization and Management: The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the ^ Fund's distributor.


     The Fund's investments are selected by its portfolio manager or managers. See "The Fund And Its Management."


     INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately ^ $241 billion in assets as of ^ September 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.

The Funds offer all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000 per Fund, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum Subsequent Investment: $50 per Fund (Minimums are lower for certain retirement plans).

ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of its average net assets each year. (See "How To Buy Shares -- Distribution Expenses.")

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's investment return.

     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO voluntarily reimburses the Fund for amounts in excess of 0.85% (excluding excess amounts that have been offset by the expense offset arrangement described below) of the Fund's average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Short-Term Bond Fund
Management Fee                                                        0.50%
12b-1 Fees                                                            0.25%
Other Expenses                                                        0.13%
Total Fund Operating Expenses (1)(2)                                  0.88%

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian and pricing expenses were reduced under an expense offset arrangement. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended August 31, 1996. See "The Fund And Its Management."

(2) Certain Fund expenses are being voluntarily absorbed by INVESCO. In the absence of such absorbed expenses, "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ended August 31, 1998, would have been 1.11% and 1.86%, respectively, for the Fund. This is based on the Fund's actual expenses for the fiscal year ended August 31, 1998. See "The Fund And Its Management."

Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

          1 Year           3 Years           5 Years           10 Years
          ------           -------           -------           --------
          $9               $28               $49               $109

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."

     Because the Fund pays a distribution fee, investors who own shares of the Fund for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


     The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1998 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about ^ the Fund's performance.

                                                                                                                              Period
                                                                                                                               Ended
                                                                           Year Ended August 31                            August 31
                                                  ---------------------------------------------------------------        -----------
                                                    1998               1997               1996               1995            1994(a)
                                                  Short-Term Bond Fund

PER SHARE DATA
Net Asset Value - Beginning of Period              $9.51              $9.41              $9.54              $9.46             $10.00
                                                  ---------------------------------------------------------------        -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.55               0.50               0.56               0.57               0.47
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                  0.08               0.15             (0.13)               0.08             (0.54)
                                                  ---------------------------------------------------------------        -----------
Total from Investment Operations                    0.63               0.65               0.43               0.65             (0.07)
                                                  ---------------------------------------------------------------        -----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)             0.55               0.55               0.56               0.57               0.47
                                                  ---------------------------------------------------------------        -----------
Net Asset Value - End of Period                    $9.59              $9.51              $9.41              $9.54              $9.46
                                                  ===============================================================        ===========
TOTAL RETURN                                       6.76%              7.08%              4.63%              7.16%         (0.72%)(c)

RATIOS
Net Assets - End of Period ($000 Omitted)        $24,467            $12,344            $10,735             $8,979             $7,878
Ratio of Expenses to Average Net Assets(d)      0.88%(e)           0.83%(e)           0.80%(e)              0.46%           0.46%(f)
Ratio of Net Investment Income to
    Average Net Assets(d)                          5.74%              5.82%              5.85%              6.05%           5.50%(f)
Portfolio Turnover Rate                             135%               331%               103%                68%            169%(c)

(a) From September 30, 1993, commencement of investment operations, to August 31, 1994.

(b) Distributions in excess of net investment income for the years ended August 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by INVESCO and/or ITC for the years ended August 31, 1998, 1997, 1996, 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.86%, 1.84%, 2.17%, 2.09% and 2.04%, respectively, and ratio of net investment income to average net assets would have been 4.76%, 4.81%, 4.48%, 4.42% and 3.92%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

INVESTMENT OBJECTIVE AND STRATEGY

     The Short-Term Bond Fund seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with maintaining liquidity. The Fund's investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. There is no assurance that the Fund's investment objective will be met.

     The Fund normally invests at least 65% of its total assets in bonds and debentures. The Fund may invest in all types of variable and fixed rate corporate, government and government agency debt securities. The government and government agency securities in which the Fund invests may or may not be backed by the full faith and credit of the United States.

     Holdings are selected primarily from two maturity ranges: short-term (obligations maturing in under three years) and intermediate-term (obligations maturing in three to 10 years). The Fund maintains a diversified portfolio with a dollar-weighted average maturity of three years or less. This average is based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except for debt securities having special features that give them the characteristics of shorter-term obligations. For example, variable rate securities, on which coupon rates of interest are adjusted on specified dates in response to changes in interest rates, are deemed to mature at their next interest rate adjustment date. In addition, debt securities with "put" features entitling the Fund to repayment of principal on specified dates are deemed to mature at the next put exercise date. When INVESCO deems it appropriate, the Fund may invest in debt securities having maturities in excess of 10 years.

     Debt securities will be selected based on INVESCO's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. The potential for capital appreciation is an incidental factor that also may be considered.

     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund; securities may be sold without regard to the time they have been held when investment considerations warrant such action. Increased turnover may result in greater brokerage commissions and acceleration of capital gains that are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

INVESTMENT POLICIES AND RISKS

     Investors should expect to see the price per share of the Fund vary with movements in the fixed-income market, economic conditions and other factors. INVESCO seeks to temper volatility through diversification and credit analysis, as well as by maintaining an average dollar-weighted maturity of three years or less. This diversification may help reduce the Fund's exposure to particular investment and market risks, but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

     Debt Securities. The Fund may invest in corporate debt securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt securities issued by the U.S. government, its agencies and instrumentalities carry a low level of credit risk compared to higher yielding corporate bonds. Corporate debt obligations are rated based on their credit risk as estimated by independent services such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P"). These ratings attempt to evaluate the likelihood that principal and interest will be paid when due, but do not evaluate the volatility of a debt obligation's value or its liquidity and do not guarantee the performance of the issuer. "Market risk" refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bond prices generally increase. All bonds, including government, government agency and government instrumentality securities, are subject to market risk.

     The Fund may invest in issues rated below investment grade quality (commonly called "junk bonds"), that are rated Ba or lower by Moody's or BB or lower by S&P, or, if unrated, are judged by INVESCO to be of equivalent quality. These include issues which are of poorer quality and may have some speculative characteristics according to the ratings services.

     Risks of Lower Rated Bonds. The lower a bond's quality, the more it is believed by the rating service to be subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated securities.

     The Fund does not invest in obligations it believes to be highly speculative. As a result, the Fund invests primarily in corporate bonds rated investment grade (BBB and above by S&P, Fitch or D&P or Baa and above by Moody's) that are believed to enjoy strong to adequate capacity to pay principal and interest. No more than 15% of the Fund's total assets may be invested in junk bonds. Never, under any circumstances, does the Short-Term Bond Fund invest in securities rated below B. Although bonds rated B are believed to have the current capacity to meet principal and interest payments, they are believed to be subject to a greater extent than higher rated instruments to the risk that adverse business, financial or economic conditions will impair this capacity. In addition, the Fund may invest in corporate short-term notes rated at least Prime-1 by Moody's or A-1 by S&P and municipal short-term notes rated at least MIG-1 by Moody's, SP-1 by S&P, F-1 by Fitch or Duff-1 by D&P (the highest rating categories for such notes).

     While INVESCO continuously monitors all of the corporate bonds in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. The Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as INVESCO determines it is in the best interests of the Fund to sell the securities.

     Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Fund's investment objective may be more dependent on INVESCO's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns, there has been a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while INVESCO attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

     For the fiscal year ended August 31, 1998, the following percentages of the Short-Term Bond Fund's net assets were invested in corporate bonds rated investment grade (Baa by Moody's or BBB by S&P and above) at the time they were purchased: Aa/AA--0.00%; A--9.19%, Baa/BBB--1.85% and Ba--5.02%. The following percentages were invested in corporate bonds rated below investment grade at the time of purchase: B--8.27%; CCC--0.00% and D--0.00%. Finally, 0.18% of total assets were invested in unrated corporate bonds. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of August 31, 1998.

     For a detailed description of corporate bond ratings, see the Appendix to this Prospectus and the Statement of Additional Information.

     Foreign Securities. The Fund's investments in debt obligations may include securities issued by foreign governments and foreign corporations. As a matter of policy, which may be changed without a vote of shareholders, up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Investments in foreign debt securities involve certain risks.

     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Fund attempts to minimize these risks by limiting its investments in foreign debt securities to those which are denominated and pay interest in U.S. dollars.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility that the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for EMU countries is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.


     Illiquid and Rule 144A Securities. The Fund may not purchase securities that are not readily marketable. However, the Fund may invest in restricted securities, including securities that are not registered for sale to the general public but that may be resold to institutional investors ("Rule 144A Securities"), if a liquid trading market exists. The Company's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning illiquid and ^ Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.


     Zero Coupon Bonds and Step-up Bonds. The Fund may invest in zero coupon bonds if INVESCO determines that the risk of a default on the security, which could result in adverse tax consequences, is not significant. Zero coupon bonds make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. In addition to zero coupon bonds, the Fund may invest in step-up bonds. Step-up bonds initially make no (or low) cash interest payments, but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Zero coupon and step-up bonds are more sensitive to changes in interest rates than bonds that pay interest on a current basis in cash. When interest rates fall, the value of these types of bonds will increase more rapidly, and when interest rates rise, their value falls more dramatically. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by the Fund.

     Interest Rate Futures Contracts. The Fund may buy and sell interest rate futures contracts relating to the debt securities in which the Fund invests for the purpose of hedging the value of its securities portfolio. These practices and their risks are discussed under "Investment Policies And Restrictions" in the Statement of Additional Information.

     Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities issued or guaranteed as to principal and interest by the U.S. government, federal agencies or instrumentalities such as GNMA, Fannie Mae and Freddie Mac. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Mortgage-backed securities represent interests in pools of mortgages which have been purchased from loan institutions such as banks and savings and loans, and packaged for resale in the secondary market. Interest and principal are "passed through" to the holders of the securities. The timely payment of interest and principal is guaranteed by a federal agency, but the market value of the security is not guaranteed and will vary. When interest rates drop, many home buyers choose to refinance their mortgages. These prepayments may shorten the average weighted lives of mortgage-backed securities and may lower their returns.

     In addition to being able to invest in mortgage-backed securities, the Fund may also invest in asset-backed securities which represent interests in pools of consumer loans. As with mortgage-backed securities, asset-backed securities are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although securities may be supported, at least in part, by letters of credit or other credit enhancements. As with mortgage-backed securities, underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their return.

     The Fund may invest in stripped mortgage- or asset-backed securities, in which the principal and interest payments on the underlying pool of loans are separated or "stripped" to create two classes of securities. In general, the interest-only, or IO, class receives all of the interest payments and the principal-only, or PO, class receives all of the principal payments. The market prices of these securities generally are more sensitive to changes in interest and prepayment rates than traditional mortgage- and asset-backed securities. Such purchases are used to help the Fund maintain stability.

     Delayed Delivery or When-Issued Purchases. Up to 10% of the value of the Fund's net assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis --that is, with settlement taking place in the future. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date the market value of the securities may vary. No interest is payable to the Fund prior to settlement.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors.

     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, the Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 10% of net assets.


     For a further discussion of risks associated with an investment in ^ the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT

     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. It was incorporated on August 20, 1976, under the laws of Colorado and was reorganized as a Maryland corporation on April 2, 1993.

     The Company's board of directors has responsibility for overall supervision of the Fund, and reviews the services provided by the investment adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.


     INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP, PLC. AMVESCAP PLC is a publicly traded holding company that through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 8, 1997 and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and ^ A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and, as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $17.1 billion on behalf of over 899,439 shareholders.


     Prior to February 3, 1998, Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), provided sub-advisory services to the Fund; termination of ITC's sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services.

     The Fund is managed by members of the INVESCO Fixed Income Team, which is headed by Donovan J. (Jerry) Paul. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     Donovan J. (Jerry) Paul, a Chartered Financial Analyst and Certified Public Accountant, has been a co-portfolio manager of the Fund since 1994. Mr. Paul also manages INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO VIF-High Yield Fund, and co-manages INVESCO Industrial Income Fund, INVESCO VIF-Industrial Income Fund, and INVESCO Balanced Fund. Mr. Paul is also a senior vice president, portfolio manager, and director of fixed-income research of INVESCO. Mr. Paul was previously a senior vice president and director of fixed-income research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe & Farnham Inc. and president of Quixote Investment Management, Inc. (1993 to 1994). Mr. Paul received an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa.

     Richard R. Hinderlie has been a co-portfolio manager of the Fund since 1993. Mr. Hinderlie also manages INVESCO U.S. Government Securities Fund, INVESCO U.S. Government Money Fund and INVESCO Cash Reserves Fund and is a vice president of INVESCO. Mr. Hinderlie was previously a securities analyst with Bank Western from 1987 to 1993. Mr. Hinderlie received an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

     INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets over $500 million. For the fiscal year ended August 31, 1998, investment management fees paid by the Fund amounted to 0.50% of the Fund's average net assets (prior to the voluntary absorption of certain Fund expenses by INVESCO).

     Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the ^ Fund's distributor.

     Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $26.00 per shareholder account or where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the ^ Fund. In these cases,INVESCO may pay, out of the fee it receives from the ^ Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     Under an Administrative Services Agreement,INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the ^ Fund. For the fiscal year ended August 31, 1998, the Fund paid INVESCO a fee equal to 0.09% of the Fund's average net assets for these services (prior to the absorption of certain Fund expenses).


     The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements) for the fiscal year ended August 31, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.88% of the Fund's average net assets. Certain expenses of the Fund are absorbed voluntarily by INVESCO pursuant to a commitment to the Fund in order to ensure that the Fund's total operating expenses do not exceed 0.85% of its average net assets. This commitment may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, the Fund's total operating expenses would have been 1.86% of the Fund's average net assets.

     INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE

     Determining Price. The value of your investment in the Fund may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of shares outstanding.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five- and ten-year periods. Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.

     The Fund's yield is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month-end net asset value and annualizing the resulting number. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the telephone number or address on the back cover of this Prospectus.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Corporate Bond Funds -- Short Investment Grade Debt Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

     The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distributions related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.


     INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, when it determines this action is in the best interests of the Fund. Further, INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in ^ the Fund's best interests.




                                        HOW TO BUY SHARES
===================================================================================================
Method                                  Investment Minimum                      Please Remember
---------------------------------------------------------------------------------------------------
By Check
Mail to: INVESCO                        $1,000 for regular                      If your check does
Funds Group, Inc.                       account; $250 for                       not clear, you will
P.O. Box 173706                         an IRA; $50 minimum                     be responsible for
Denver, CO                              for each subsequent                     any related loss
80217-3706. Or you                      investment.                             the Fund or INVESCO
may send your check                                                             incurs. If you are
by overnight                                                                    already a
courier to: 7800 E.                                                             shareholder in the
Union Ave., Denver,                                                             INVESCO funds, the
CO 80237.                                                                       Fund may seek
                                                                                reimbursement from
                                                                                your existing
                                                                                account(s) for any
                                                                                loss incurred.
---------------------------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085                     $1,000.                                 Payment must be
to request your                                                                 received within 3
purchase. Then send                                                             business days, or
your check by                                                                   the transaction may
overnight courier                                                               be canceled. If a
to our street                                                                   purchase is
address: 7800 E.                                                                canceled due to
Union Ave., Denver,                                                             nonpayment, you
CO 80237. Or you                                                                will be responsible
may transmit your                                                               for any related
payment by bank                                                                 loss the Fund or
wire (call INVESCO                                                              INVESCO incurs. If
for instructions).                                                              you are already a
                                                                                shareholder in the
                                                                                INVESCO funds,
                                                                                the Fund may seek
                                                                                reimbursement
                                                                                from your
                                                                                existing
                                                                                account(s) for
                                                                                any loss
                                                                                incurred.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on                       $50 per month for                       Like all regular
the fund                                EasiVest; $50 per                       investment plans,
application, or                         pay period for                          neither EasiVest
call us for the                         Direct Payroll                          nor Direct Payroll
correct form and                        Purchase. You may                       Purchase ensures a
more details.                           start or stop your                      profit or protects
Investing the same                      regular investment                      against loss in a
amount on a monthly                     plan at any time,                       falling market.
basis allows you to                     with two weeks'                         Because you'll
buy more shares                         notice to INVESCO.                      invest continually,
when prices are low                                                             regardless of
and fewer shares                                                                varying price
when prices are                                                                 levels, consider
high. This                                                                      your financial
"dollar-cost                                                                    ability to keep
averaging" may help                                                             buying through low
offset market                                                                   price levels. And
fluctuations. Over                                                              remember that you
a period of time,                                                               will lose money if
your average cost                                                               you redeem your
per share may be                                                                shares when the
less than the                                                                   market value of all
actual average                                                                  your shares is less
price per share.                                                                than their cost.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
By PAL(R)
Your "Personal                          $1,000; $250 for an                     Be sure to write
Account Line" is                        IRA.                                    down the
available for                                                                   confirmation number
subsequent                                                                      provided by PAL(R).
purchases and                                                                   Payment must be
exchanges 24-hours                                                              received within 3
a day. Simply call                                                              business days, or
1-800-424-8085.                                                                 the transaction may
                                                                                be canceled. If a
                                                                                telephone purchase
                                                                                is canceled due to
                                                                                nonpayment, you
                                                                                will be responsible
                                                                                for any related
                                                                                loss the Fund or
                                                                                INVESCO incurs. If
                                                                                you are already a
                                                                                shareholder in the
                                                                                INVESCO funds, a
                                                                                Fund may seek
                                                                                reimbursement
                                                                                from your
                                                                                existing
                                                                                account(s) for
                                                                                any loss
                                                                                incurred.
---------------------------------------------------------------------------------------------------

By Exchange
Between the Fund                        $1,000 to open a                        See "Exchange
and another of the                      new account; $50                        Policy" page 12.
INVESCO funds. Call                     for written
1-800-525-8085 for                      requests to
prospectuses of                         purchase additional
other INVESCO                           shares for an
funds. You may also                     existing account.
establish an ^                          (The exchange
automatic monthly                       minimum is $250 for
exchange service                        purchases requested
between two INVESCO                     by telephone.)
funds; call INVESCO
for further details
and the correct
form.

===================================================================================================

     Your order to purchase shares of the Fund will not begin earning dividends or other distributions until either your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

     Exchange Policy. You may exchange your shares in the Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

         Please note these policies regarding exchanges of fund shares:

         (1)      The fund accounts must be identically registered.

         (2) You may make four exchanges out of a fund during each calendar year.

         (3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

         (4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

         (5) Notice of all modifications of this policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.


     In addition, other permissible activities and services include advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.


     Under the Plan, the Fund's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI or INVESCO whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisors and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from ^ INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased --Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

     Shareholder Accounts.INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

     Reinvestment of Distributions. Dividends and capital gain distributions are automatically reinvested in additional fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

     Telephone Transactions. All shareholders may exchange and redeem shares of the Fund by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

     Retirement Plans and IRAs. Shares of the Fund may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

     Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.




                                        HOW TO SELL SHARES
===================================================================================================
Method                                  Minimum Redemption                      Please Remember
---------------------------------------------------------------------------------------------------
By Telephone
Call us toll-free                       $250 (or, if less,                      These telephone
at 1-800-525-8085.                      full liquidation of                     redemption
                                        the account) for a                      privileges may be
                                        redemption check;                       modified or
                                        $1,000 for a wire                       terminated in the
                                        to bank of record.                      future at INVESCO's
                                        The maximum amount                      discretion.
                                        which may be
                                        redeemed by
                                        telephone is
                                        generally $25,000.
---------------------------------------------------------------------------------------------------
In Writing
Mail your request                       Any amount. The                         If the shares to be
to INVESCO Funds                        redemption request                      redeemed are
Group, Inc., P.O.                       must be signed by                       represented by
Box 173706                              all registered                          stock certificates,
Denver, CO                              account owners.                         the certificates
80217-3706. You may                     Payment will be                         must be sent to
also send your                          mailed to your                          INVESCO.
request by                              address of record
overnight courier                       or to a
to 7800 E. Union                        pre-designated
Ave., Denver, CO                        bank.
80237.
---------------------------------------------------------------------------------------------------
By Exchange
Between the Fund                        $1,000 to open a                        See "Exchange
and another of the                      new account; $50                        Policy" page 12.
INVESCO funds. Call                     for written
1-800-525-8085 for                      requests to
prospectuses of                         purchase additional
other INVESCO                           shares for an
funds. You may also                     existing account.
establish an                            (The exchange
automatic monthly                       minimum is $250 for
exchange service                        exchanges requested
between two INVESCO                     by telephone.)
funds; call INVESCO
for further details
and the correct
form.
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to                      $100 per payment,                       You must have at
request the                             on a monthly or                         least $10,000 total
appropriate form                        quarterly basis.                        invested with the
and more                                The redemption                          INVESCO funds, with
information at                          check may be made                       at least $5,000 of
1-800-525-8085.                         payable to any                          that total invested
                                        party you                               in the fund from
                                        designate.                              which withdrawals
                                                                                will be made.
---------------------------------------------------------------------------------------------------
Payment To Third
Party
Mail your request                       Any amount.                             All registered
to INVESCO Funds                                                                account owners must
Group, Inc., P.O.                                                               sign the request,
Box 173706                                                                      with a signature
Denver, CO                                                                      guarantee from an
80217-3706.                                                                     eligible guarantor
                                                                                financial
                                                                                institution,
                                                                                such as a
                                                                                commercial bank
                                                                                or recognized
                                                                                national or
                                                                                regional
                                                                                securities firm.
===================================================================================================

     While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

     Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to redeem all shares in such account, in which case the account would be involuntarily liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


     Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its distribution policies and tax status as a regulated investment company.


     Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.


     Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain ^ distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.


     Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on its investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     In addition, each Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the ex-distribution date unless otherwise requested.

     Dividends and other distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop on the ex-dividend or ex-distribution date by the amount of the distribution. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

         Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

APPENDIX -- RATINGS SERVICES

     There  are  several   independent   ratings   services  that  analyze  debt
obligations and preferred stock issued by corporations. The two most frequently used services are Moody's and S&P.

     The chart below shows the various ratings used by each service for the categories of bonds and preferred stock in which the Funds may invest. There are additional refinements to each rating system: Moody's may use the modifier 1 to indicate that the security ranks in the higher end of its generic ratings category; modifier 2 indicates a mid-range rank, and 3 indicates the issue ranks at the lower end of its category. Similarly, S&P may use a + or - sign to indicate a security's relative standing within its generic category. For a further discussion of risks associated with the Funds, see "Investment Policies And Risks" and "Investment Practices" in the Statement of Additional Information.

================================================================================
Moody's                S&P                   Bond Description
--------------------------------------------------------------------------------
Aaa                    AAA                   Highest quality, often referred to
                                             as "gilt edged." Carries the
                                             smallest degree of investment risk:
                                             Interest payments are protected by
                                             a larger or exceptionally stable
                                             margin and principal is secure.
--------------------------------------------------------------------------------
Aa                     AA                    High quality or high grade. Margins
                                             of protection may be smaller than
                                             those above, or fluctuation of
                                             protective elements may be of
                                             greater amplitude. Other elements
                                             may be present which make long-term
                                             risks somewhat larger than in Aaa
                                             or AAA securities.
--------------------------------------------------------------------------------
A                      A                     Upper medium-grade obligations.
                                             Adequate to strong capacity to pay
                                             principal and interest, but
                                             somewhat more susceptible to
                                             adverse effects of changes in
                                             circumstances and economic
                                             conditions.
--------------------------------------------------------------------------------
Baa                    BBB                   Medium-grade obligations. Neither
                                             highly protected nor poorly
                                             secured. Interest and principal
                                             security currently appear adequate,
                                             but certain protective elements may
                                             be lacking or characteristically
                                             unreliable over the longer-term.
                                             May have speculative
                                             characteristics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ba                     BB                    Speculative, but less near-term
                                             vulnerability to default than those
                                             below. These bonds face major
                                             ongoing uncertainties or exposure
                                             to adverse business, financial or
                                             economic conditions that could lead
                                             to inadequate capacity to make
                                             timely interest and principal
                                             payments.
--------------------------------------------------------------------------------
B                      B                     Generally lack characteristics of a
                                             desirable investment. Greater
                                             vulnerability to default: currently
                                             have capacity to meet timely
                                             interest and principal payments,
                                             but assurance of payments over any
                                             extended period of time may be
                                             small, and/or other terms of the
                                             bond contract may be in jeopardy.
--------------------------------------------------------------------------------
Caa                    CCC                   Bonds in poor  standing.  These
                                             bonds  may be in  default  or there
                                             may be present  elements  of danger
                                             with   respect  to   principal   or
                                             interest.
--------------------------------------------------------------------------------
aaa                    AAA                   Top-quality. Good asset protection
                                             and extremely strong capacity for
                                             dividend payment.
--------------------------------------------------------------------------------
aa                     AA                    High-grade. Offers reasonable
                                             assurance that earnings and asset
                                             protection will remain relatively
                                             well-maintained in the foreseeable
                                             future.
--------------------------------------------------------------------------------
a                      A                     Upper medium-grade. Earnings and
                                             asset protection are expected to
                                             remain at adequate levels.
--------------------------------------------------------------------------------
baa                    BBB                   Medium-grade. Neither highly
                                             protected nor poorly secured.
                                             Backed by adequate capacity to
                                             maintain dividend payments,
                                             but susceptible to adverse economic
                                             conditions or changing
                                             circumstances.
--------------------------------------------------------------------------------
ba                     BB                    Has speculative elements and its
                                             future is not well assured.
                                             Earnings and asset protection may
                                             be very moderate and not well
                                             safeguarded during adverse periods.
--------------------------------------------------------------------------------
b                      B                     Lacks  the  characteristics  of a
                                             desirable investment.  Assurance of
                                             dividend payments over any extended
                                             period of time may be small.

================================================================================

                                            ^ Short-Term Bond Fund


                                            A no-load mutual fund seeking a high
                                            level   of   current   income   from
                                            investing      in       fixed-income
                                            securities.

                                            PROSPECTUS
                                            January 1, 1999


^ We're easy to stay in touch with:

^ Investor Services:
1-800-525-8085
PAL(R), your Personal
Account Line: 1-800-424-8085
On the World Wide Web:
^ www.invesco.com


In Denver, visit one of
our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level


INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


In addition, all documents
filed by the Company with
the Securities and Exchange
Commission  can  be  located
on a web  site  maintained
by the  Commission  at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
January 1, 1999

                           INVESCO BOND FUNDS, INC.
                           INVESCO High Yield Fund
                          INVESCO Select Income Fund
                         INVESCO Short-Term Bond Fund
                    INVESCO U.S. Government Securities Fund

Address:                                            Mailing Address:

7800 E. Union Avenue                                Post Office Box 173706
Denver, Colorado  80237                             Denver, Colorado  80217-3706

                               Telephone:
                   In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

     INVESCO BOND FUNDS, INC. (formerly, INVESCO Income Funds, Inc.) (the "Company"), is an open-end, diversified, no-load management investment company currently consisting of four separate portfolios of investments: INVESCO High Yield Fund (the "High Yield Fund"), INVESCO Select Income Fund (the "Select Income Fund"), INVESCO Short-Term Bond Fund (the "Short-Term Bond Fund") and INVESCO U.S. Government Securities Fund (the "U.S. Government Securities Fund"), (collectively, the "Funds" and individually, a "Fund").

     The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the risk involved in investing in the types of securities in which each Fund invests. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Select Income, High Yield and U.S. Government Funds' primary objective. Investors may purchase shares of any or all Funds. Additional Funds may be added in the future.

                         INVESCO HIGH YIELD FUND
     The High Yield Fund seeks to achieve its investment objective through the investment of substantially all of its assets in bonds and other debt securities and in preferred stock. Such securities ordinarily include those rated in lower categories by established rating services.

                        INVESCO SELECT INCOME FUND

     The Select Income Fund seeks to achieve its investment objective through the investment of substantially all of its assets in bonds and other debt securities. It is anticipated that at least 50% of such securities will be rated in medium and higher categories by an established rating service. ^

                       INVESCO SHORT-TERM BOND FUND
     The Short-Term Bond Fund (the "Fund") seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with liquidity. The Fund invests primarily in short-term debt securities (having maturities of 3 years or less) and intermediate-term debt securities (having maturities of 3 to 10 years) and maintains a diversified portfolio with a dollar-weighted average maturity of not more than three years. The Fund pursues its investment objective by investing in a variety of debt securities consistent with the policies of this Fund.

                 INVESCO U.S. GOVERNMENT SECURITIES FUND
     The U.S. Government Securities Fund seeks to achieve its investment objective by investing in bonds and other debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements and futures contracts with respect thereto.

     A Prospectus for the High Yield, Select Income and U.S. Government Securities Funds and a Prospectus for the Short-Term Bond Fund, each dated
January 1, 1999, which provide the basic information you should know before investing in the Funds may be obtained without charge from INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectuses. It is intended to provide you with additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS                           Page



INVESTMENT POLICIES AND RESTRICTIONS...........................................4

THE FUNDS AND THEIR MANAGEMENT................................................19

HOW SHARES CAN BE PURCHASED...................................................34

HOW SHARES ARE VALUED.........................................................39

FUND PERFORMANCE..............................................................40

SERVICES PROVIDED BY THE FUND.................................................43

TAX-DEFERRED RETIREMENT PLANS.................................................44

HOW TO REDEEM SHARES..........................................................44

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................45

INVESTMENT PRACTICES..........................................................48

ADDITIONAL INFORMATION........................................................52

APPENDIX - GNMA CERTIFICATES AND FUTURES CONTRACTS............................57

INVESTMENT POLICIES AND RESTRICTIONS

     As  discussed  in  the  Funds'   Prospectuses  in  the  sections   entitled
"Investment Objective And Strategy" and "Investment Policies And Risks," the Select Income Fund and High Yield Fund may invest in bonds and other debt securities. Such securities include corporate bonds and debentures (including convertible issues), equipment trust certificates and promissory notes, and, where the yields are competitive with those of corporate debt securities, obligations issued or guaranteed by the U.S. government or its agencies, and obligations of any state, municipality or political subdivision thereof. Generally, corporate bonds and equipment trust certificates are secured obligations, whereas debentures and notes are unsecured. In addition, the High Yield Fund may invest in preferred stock. Preferred stock generally entitles holders thereof to certain preferences in payment of dividends and assets in priority to holders of common stock. As discussed in its Prospectus, the Short-Term Bond Fund may invest in investment-grade debt securities of all types in any proportion. The U.S. Government Securities Fund may invest in government and government agency or government instrumentality debt securities (including mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises).

     Subject to complying with applicable investment policies, in recognition of changing fiscal policies and economic conditions, each of the Funds may vary the proportions of its holdings in intermediate, long-term, and short-term obligations, and they may dispose of any such securities prior to maturity and reinvest on the basis of yield disparities. The value of the debt securities held by each of the Funds will vary inversely with changes in prevailing interest rates. Thus, when interest rates decline, the market value of a portfolio security already invested at higher yields can be expected to rise if such security is protected against early call. Conversely, when interest rates increase, the market value of a portfolio security already invested at lower yields can be expected to decline. When it appears to INVESCO, as investment adviser to the Funds, that interest rates may change, the composition of a Fund's portfolio may be adjusted should such anticipated changes offer the opportunity to further the Fund's investment objectives.

     Foreign Securities. As discussed in the Prospectuses in the section entitled "Investment Policies And Risks -- Foreign Securities," the Select Income Fund, Short-Term Bond Fund and High Yield Fund may invest up to 25% of their respective total assets, measured at the time of purchase, in foreign securities. Securities of Canadian issuers are not subject to this 25% limitation. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.

     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Select Income and High Yield Funds attempt to minimize these risks by limiting their investments in foreign debt securities to those which are denominated and pay interest in U.S. dollars.

     INVESCO will normally purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various debt securities are located, as such markets or exchanges are generally the best available market for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, the economies of individual countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

     The dividends and interest payable on certain of the Funds' foreign debt securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

     Illiquid and 144A Securities. As discussed in the section of its Prospectus entitled "Investment Policies And Risks," the High Yield Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the High Yield Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the High Yield Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the High Yield Fund might have to bear the expense and incur the delays associated with effecting registration.

     Each Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"), if a liquid institutional trading market exists. The Company's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board.

     In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund could adversely affect the marketability of such security and the Fund might be unable to dispose of such security promptly or at reasonable prices.

     Euro/Yankee Bonds. The Select Income, High Yield and Short-Term Bond Funds may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investments in Eurobonds and Yankee bonds entail certain risks similar to investments in foreign securities in general. For information on these risks see "Investment Policies And Risks" in the Prospectuses.

     When-Issued and Delayed Delivery Securities. As discussed in the section of the Funds' Prospectuses entitled "Investment Policies And Risks," the Funds may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities (normally, debt obligations of issuers eligible for investment by the Funds) are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Funds engage in when-issued and delayed delivery transactions, they rely on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions generally may be expected to settle within one month from the date a transaction is entered into, but in no event later than 90 days after the transaction date. No payment or delivery is made by the Funds until they receive delivery or payment from the other party to the transaction. However, when a Fund purchases a security on a when-issued or delayed delivery basis, it assumes the risk that the market price of the security may fluctuate between the date of purchase and the date of delivery.

     To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund sets aside cash to satisfy its purchase commitments.

     When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

     Repurchase Agreements. As discussed in the section of the Funds' Prospectuses entitled "Investment Policies And Risks," the Funds may invest in repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered brokers-dealers and registered U.S. government securities dealers that are believed to be creditworthy. A repurchase agreement is an agreement under which a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. The Company's board of directors monitors the Funds' repurchase agreement transactions and has established guidelines and standards for review by INVESCO of the creditworthiness of any bank, broker or dealer that is a party to a repurchase agreement with the Funds. The High Yield Fund may enter into a repurchase agreement maturing in more than seven days if as a result no more than 15% of the High Yield Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent the Funds may experience costs and delays in realizing on the collateral. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While INVESCO acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     Securities Lending. As described in the section of the Funds' Prospectuses entitled "Investment Policies And Risks," the Funds may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions, provided that such loans are callable at any time by a Fund and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the U. S. government or its agencies, or any combination thereof, equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by INVESCO (under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by a Fund at any time. A Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by a Fund will comply with all applicable regulatory requirements.

     At the present time, a Fund may pay reasonable negotiated finder fees in connection with loaned securities, so long as such fees are set forth in a written contract and are in compliance with guidelines with respect to such fees established by the Company's directors.

     U.S. Government Obligations. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. As discussed in each Fund's Prospectus, U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

     Some  obligations  of  United  States   government   agencies,   which  are
established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by each Fund to purchase additional securities under its investment objective and investment policies.

     Other United States government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by the Federal National Mortgage Association, a federally chartered private corporation, are supported only by the credit of the instrumentality, although the underlying mortgage may be guaranteed as to principal and interest.

     Obligations of Domestic Banks. These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. Domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

     Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

     Commercial Paper. These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

     Futures Contracts. As discussed in the Funds' Prospectuses, the U.S. Government Securities and Short-Term Bond Funds may engage in buying and selling interest rate futures contracts; however, the U.S. Government Securities Fund may buy and sell only interest rate futures contracts relating to U.S. government securities ("Government Securities Futures"). This limitation on this Fund's engaging in interest rate futures contracts to those relating to U.S. government securities is a fundamental policy which may be changed only by holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding shares. The Short-Term Bond Fund may engage in buying and selling interest rate futures contracts relating to the debt securities in which it invests for the purpose of hedging the value of its securities portfolio. The U.S. Government Securities and Short-Term Bond Funds have no other fundamental policies as to their use of futures contracts and thus no fundamental policy as to a percentage limit thereon; however, see below for limitations relating to the Commodity Futures Trading Commission (the "CFTC") and a percentage restriction adopted by the board of directors.

     In connection with hedging (a "long futures position"), the U.S. Government Securities and Short-Term Bond Funds, respectively, would take a long futures position with the intention of doing so as a temporary substitute for the purchase of long-term U.S. government securities, and any debt securities in which the Short-Term Bond Fund invests, which may then be purchased in an orderly fashion. These Funds expect that they would, in the ordinary course, purchase such long-term securities upon termination of the long futures position a substantial majority of the time, but under unusual market conditions, a long futures position may be terminated without the corresponding purchase of long-term U.S. government securities or other long-term debt securities. These Funds will deposit in a segregated account with their custodian bank U.S. government securities maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts they have purchased, less any margin deposited on their long position. They may hold cash or acquire such government securities for the purpose of making these deposits.

     The "sale" of a Government Securities Future by the U.S. Government Securities Fund or "sale" of a debt security future by the Short-Term Bond Fund means the acquisition by these Funds of an obligation to deliver the related U.S. government securities or other debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a Government Securities Future by the U.S. Government Securities Fund or
"purchase" of a debt security future by the Short-Term Bond Fund means the acquisition by these Funds of an obligation to acquire the related U.S.
government securities or other debt securities at a specified price on a specified date.

     Unlike when the U.S. Government Securities Fund purchases or sells a U.S. government security, or when the Short-Term Bond Fund purchases or sells a debt security, no price is paid or received by these Funds upon the purchase or sale of a Government Securities Future or a debt security future. Initially, these Funds will be required to deposit with the futures commission merchant (the "broker") an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as initial margin.
Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying U.S. Government Securities Future or debt securities future fluctuates, making the Government Securities Future or debt security future more or less valuable, a process known as marking to market. Changes in variation margin are recorded by these Funds as unrealized gains or losses. Initial margin payments will be deposited in the Company's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of the Government Securities Future or debt security future, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Funds' position on the Government Securities Future or debt security future. A final determination of variation margin is then made, additional cash is required to be paid by or released to these Funds, and the Funds realize a loss or a gain. Although Government Securities Futures or debt security futures by their terms call for the actual delivery or acquisition of the related U.S. government securities or debt securities, in most cases the contractual obligation is so fulfilled without having to make or take delivery of the related U.S. government securities or debt securities. These Funds do not intend to make or take delivery of these securities. All transactions in the futures markets, including transactions in Government Securities Futures or debt security futures, are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded.

     One risk in employing Government Securities Futures or debt security futures to attempt to protect against the price volatility of the U.S. government securities or debt securities held in the U.S. Government Securities Fund or Short-Term Bond Fund is the prospect that the prices of Government Securities Futures or debt security futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's U.S. government securities or debt securities. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The adviser or sub-adviser will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, may be subject to distortions in the following manners. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by INVESCO may still not result in a successful transaction.

     Another risk is that INVESCO would be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the U.S. Government Securities Fund sold a Government Securities Future, or the Short-Term Bond Fund sold a debt security future in anticipation of an increase in interest rates, and then interest rates went down instead, these Funds would lose money on the sale. Any gains or losses on futures transactions will not be tax-exempt.

     The use of futures to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." The U.S. Government Securities and Short-Term Bond Fund must operate within certain restrictions as to their long and short positions in futures under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from registration by these Funds with the CFTC as a "commodity pool operator" (as defined under the CEA), and they must represent to the CFTC that they will operate within such restrictions. Under these restrictions, these Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures for which the aggregate initial margins exceed 5% of the fair market value of the Funds' assets.

     Although these Funds have no fundamental policy restricting the use of futures, the Company's board of directors has adopted a restriction that the aggregate market value of the Futures Contracts the U.S. Government Securities Fund or the Short-Term Bond Fund holds cannot exceed 20% of the market value of the respective Fund's total assets. This restriction would not be changed by the Company's board of directors without considering the policies and concerns of federal and state regulatory agencies.

Investment Restrictions

     As described in the section of the Funds' Prospectuses entitled "Investment Policies And Risks," the Funds operate under certain investment restrictions. For purposes of the Funds' investment restrictions and their investment policies, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

     The following restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. Under these fundamental investment restrictions, each Fund may not:

         (1)    sell short or buy on margin;

         (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of its total net assets.
                A Fund will not purchase additional securities while any borrowings on behalf of such Fund exist; provided, however, that this restriction shall not be deemed to affect the U.S. Government Securities Fund's entering into futures contracts in accordance with that Fund's investment policies, or the Short-Term Bond Fund's entering into futures contracts or options transactions in accordance with that Fund's investment policies.

         (3) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

         (4) purchase securities if the purchase would cause the Fund to have at the time more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities*). For this purpose, all indebtedness of an issuer shall be deemed a single class of security;

         (5) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Fund's total net assets (taken at current value). [No more than 10% of a Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;]

         (6) other than the U.S. Government Securities Fund entering into futures contracts or the Short-Term Bond Fund entering into futures contracts or options transactions in accordance with those Funds' investment policies, buy or sell commodities, commodity contracts or real estate (however, securities of companies investing in real estate may be purchased);

         (7) invest in any company for the purpose of exercising control or management;

         (8)    other  than  the  High  Yield  Fund,   buy  other  than  readily
                marketable securities;

         (9)    engage in the underwriting of any securities;

         (10) purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities or in which all of the officers or directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

         (11) purchase equity securities; provided, however, that the High Yield Fund may purchase convertible and non-convertible preferred stock. This shall not be deemed to prohibit the acquisition of equity securities resulting from the ownership of debt securities, as, for example, the conversion of convertible bonds or an exchange in connection with a corporate reorganization;

         (12) other than the High Yield Fund, purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;

         (13) buy or sell oil, gas or other mineral interest or exploration programs;

         (14) participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or, except for the Short-Term Bond Fund, write, purchase or sell puts, calls, straddles or any other option contract or combination thereof;

         (15) other than the High Yield Fund, enter into repurchase agreements maturing in more than seven days if, as a result, such repurchase agreements, together with securities for which there are no readily available market quotations, would constitute more than 10% of that Fund's total net assets;

         (16) invest more than 25% of that Fund's total assets in any one industry, excluding government securities. Telephone utilities, water, gas, and electric utilities shall be considered separate industries.

     *If an entity, other than the U.S. government, its agencies or instrumentalities, guarantees a security, such guarantee is considered a separate security which must be valued and included in the five percent limitation, subject to those exceptions allowed by Rule 5b-2 under the 1940 Act.

     In applying this restriction (16) above, the Funds use a modified S&P industry code classification schema which uses various sources to classify securities.

     In applying restriction (8) above, the Funds also include illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the limitations of that paragraph. The Company's board of directors has delegated to INVESCO the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in illiquid securities or securities that are not readily marketable. Under guidelines established by the board of directors, INVESCO will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     In applying restriction (11) above, the Funds consider acquisitions of equity securities as components of units which consist primarily of debt securities as permissible acquisitions resulting from the ownership of debt securities.

     In applying restriction (14) above, the Funds consider warrants acquired as components of units consisting primarily of debt securities to be permissible investments as contemplated by restriction (11) above.

     The Short-Term Bond Fund does not currently intend to buy or sell put or call options or option contracts, and will not do so until the Company's board of directors adopts an investment policy governing such purchases or sales.

     In addition to the foregoing, the Funds may not issue preference shares or create any funded debt. "Fund shares," the only means of participating in the ownership of a Fund, are all nonassessable, and have equal rights, within each class, as to dividends, voting power and asset value. No shareholder of a Fund, as such, has any preemptive right to purchase or subscribe for any Fund shares which may be issued; however, the board of directors, in its discretion, may extend purchase or subscription rights pro rata to all shareholders.

     Additional investment restrictions adopted by the Company on behalf of the Funds and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

         (1) The High Yield Fund will not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale that offered liquidity or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities that are not registered under the Securities Act of 1933 but are nevertheless eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

                  With respect to the non-fundamental investment restriction (1) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the non-fundamental restriction (1) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         (2) The High Yield Fund will not purchase securities of any issuer (other than the U.S. government, its agencies and instrumentalities or instruments guaranteed by the U.S. government or any such agency or instrumentality) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchases.

THE FUNDS AND THEIR MANAGEMENT

     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland.

     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.,
INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Fund, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") is the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Funds' distributor.

     INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of over 899,000 shareholders.

     AMVESCAP PLC's North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan services to sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

     --Institutional Trust Company, doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. These include services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

     --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as subadviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

     As indicated in the Funds' Prospectuses, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client accounts, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by INVESCO.


     Investment Advisory Agreement. INVESCO serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Agreement was approved by the Funds' shareholders on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors ^ through May 15, 1999. Thereafter, the Agreement may be continued from year to year with respect to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the applicable Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that INVESCO shall manage the investment portfolios of the Funds in conformity with the Funds' investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by INVESCO are borne by the Funds.

     As full compensation for its advisory services to the Company, INVESCO receives a monthly fee. The fee with respect to the Select Income and U.S. Government Securities Funds is calculated daily at an annual rate of: 0.55% of average net assets of each such Fund up to $300 million; reduced to 0.45% of average net assets of each such Fund exceeding $300 million but not exceeding $500 million; and further reduced to 0.35% of average net assets of each such Fund in excess of $500 million. The fees for the High Yield and Short-Term Bond Funds also are calculated daily but are reduced by 0.05% at each level in the above fee schedule.


     Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998, and has been continued by action of the board of directors ^ through May 15, 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.


     The Administrative Agreement provides that INVESCO shall provide the following services to the Funds: (a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (b) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.


     Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1997, for an initial term expiring February 28, 1998, which has been extended by action of the board of directors ^ through May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.


     The Transfer Agency Agreement provides that the Funds will pay to INVESCO an annual fee of $26.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence at any time during each month.

     Set forth below is a table showing the advisory fees, administrative services fees, and transfer agency fees paid by each of the Funds for the periods shown.




                                          Year Ended                               Year Ended                             Year Ended
                                  August 31, 1998(1)                       August 31, 1997(1)                     August 31, 1996(1)
                                  ------------------                       ------------------                     ------------------
                                            Adminis-                                 Adminis-                               Adminis-
                              Transfer       trative                    Transfer      trative                Transfer        trative
                 Advisory       Agency      Services     Advisory         Agency     Services   Advisory       Agency       Services
                     Fees         Fees          Fees         Fees           Fees         Fees       Fees         Fees           Fees
                 --------     --------      --------     --------       --------     --------   --------     --------       --------

High Yield     $2,842,990     $778,174      $112,212   $1,964,043       $651,471      $72,410 $1,671,610     $532,180        $61,443
Select Income   2,023,679      895,360        67,475    1,477,302        786,616       50,289  1,410,937      614,471         48,480
Short-Term Bond    68,131       68,560        12,044       61,150         61,050       11,833     44,394       51,685         11,332
U.S. Government
  Securities      284,609      186,705        17,762      312,851        178,192       18,532    233,025      177,086         16,355



(1) These amounts do not reflect the voluntary expense limitations described in the Funds' Prospectuses.

     Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds are properly administered. The officers of the Company, all of whom are officers and employees of, and paid by, INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of INVESCO.


     All of the officers and directors of the Company hold comparable positions with INVESCO ^ Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc. and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Company also serve as trustees of INVESCO Treasurer's Series Trust and INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1600 Pierce Street, Lakewood, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

     JOHN W. MCINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     MARK H. WILLIAMSON, +* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.


     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, Secretary and General Counsel of IDI (since 1997); Secretary of INVESCO Global Health Sciences Fund; Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President (1995 to 1998), Secretary (1989 to 1998) and General Counsel (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.



     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Treasurer and Principal Financial and Accounting Officer of INVESCO Global Health Sciences Fund. Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997) and formerly, Trust Officer of ITC (1995 to 1998) and Vice President of INVESCO (1992 to 1995). Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON,  Assistant  Secretary.  Vice  President  of INVESCO  (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO (since 1984) and of IDI (since 1997). Formerly, Trust Officer of ITC. Born: February 3, 1948.


     *These directors are "interested persons" of the Company as defined in the 1940 Act.


     #Member of the audit committee of the ^ Company.

     @Member of the derivatives committee of the ^ Company.

     @@Member of the soft dollar brokerage committee of the ^ Company.


     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     **Member of the management liaison committee of the Company's board of directors.

     As of October 16, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the Funds' outstanding shares.

Director Compensation

     The following table sets forth, for the fiscal year ended August 31, 1998, the compensation paid by the Company to its eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Company), INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1997. As of December 31, 1997, there were 49 funds in the INVESCO Complex.


                                                                                                              Total
                                                                                                          Compensa-
                                                               Benefits             Estimated             tion From
                                        Aggregate            Accrued As                Annual               INVESCO
                                        Compensa-               Part of              Benefits               Complex
                                        tion From               Company                  Upon               Paid To
                                       Company(1)           Expenses(2)         Retirement(3)          Directors(1)

Fred A. Deering,                           $6,464                $2,112                $1,356              $113,350
Vice Chairman of
  the Board

Victor L. Andrews                           6,305                 1,996                 1,569                92,700

Bob R. Baker                                6,518                 1,783                 2,103                96,050

Lawrence H. Budner                          6,189                 1,996                 1,569                91,000

Daniel D. Chabris(4)                        6,344                 2,158                 1,171                89,350

Wendy L. Gramm                              6,067                     0                     0                39,000

Kenneth T. King                             5,957                 2,194                 1,230                94,350

John W. McIntyre                            6,108                     0                     0               104,000

Larry Soll                                  6,108                     0                     0                78,000
                                           ------               -------                ------              --------

Total                                     $56,060               $12,239                $8,998              $797,800

% of Net Assets                        0.0044%(5)            0.0010%(5)                                  0.0046%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Total as a percentage of the Company's net assets as of August 31, 1998.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1997.

     Messrs. Brady and Williamson, as "interested persons" of the Company, the Funds and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72, or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company began making plan payments to Mr. Chabris on October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO and INVESCO Treasurer's Series Trust Fund.

     The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

     The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED

     Shares of each Fund are sold on a continuous basis at the respective net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed separately for each Fund and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

     The Company has authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     IDI acts as the Funds' distributor under a distribution agreement with the Funds and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of Fund shares on a no-load basis.

     Distribution Plan. As described in the section of the Funds' Prospectuses entitled "How To Buy Shares - Distribution Expenses," the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's shares to investors. Payment by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended August 31 1998, the High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds made payments to INVESCO (the predecessor of IDI as distributor of shares of the Funds) and IDI under the 12b-1 Plan in the amount of $1,648,632, $920,502, $33,386 and $130,124, respectively. In addition, as of August 31,  1998,  $153,387,  $97,910,  $3,270 and  $12,020 of  additional distribution accruals had been incurred under the Plan for the High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds, respectively, and will be paid to IDI during the fiscal year ended August 31, 1999. As noted in the Prospectuses, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

     For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the High Yield Fund for the following categories of expenses were: advertising--$576,525; sales literature, printing, and postage--$158,225; direct mail--$76,686 public relations/promotion--$66,740; compensation to securities dealers and other organizations--$523,938; marketing personnel--$246,518. For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Select Income Fund for the following categories of expenses were: advertising--$250,643; sales literature, printing and postage--$95,059; direct mail--$63,831; public relations/promotion--$34,325; compensation to securities dealers and other organizations--$370,771; marketing personnel--$105,873. For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Short-Term Bond Fund were: advertising-- $9,634; sales literature, printing and postage--$6,006; direct mail--$2,090; public relations/promotion--$1,861; compensation to securities dealers and other organizations--$6,633; marketing personnel--$7,162. For the fiscal year ended August 31, 1998, allocation of 12b-1 amounts paid by the U.S. Government Securities Fund were: advertising--$23,343; sales literature, printing and postage--$14,712; direct mail--$6,182; public relations/promotion--$5,178; compensation to securities dealers and other organizations--$58,130; marketing personnel--$22,579.

     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

     The initial Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Funds' payments thereunder. The Plan has been continued by action of the board of directors until May 15, 1999. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 30, 1997, under which IDI assumed all obligations related to distribution which were previously performed by INVESCO.

     The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the independent directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the independent directors. Under the agreement implementing the Plan, INVESCO or the Funds, the latter by vote of a majority of the 12b-1 directors or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

     The only  directors  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Funds And Their Management -Officers and Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Funds and their shareholders under the Plan include the following:

         (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

         (2)      The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

         (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

                  (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

         (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

     As described in the section of the Funds' Prospectuses entitled "Fund Price And Performance," the net asset value of shares of each Fund of the Company is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally, 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share of such Fund might be materially affected by changes in the value of the securities held, but only if on such day that Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund plus its other assets (including dividends and interest accrued but not collected), less that Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

     The value of securities held by each Fund, and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing a Fund's net asset value on a particular day. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day the Company's board of directors has authorized the use of the market price for the established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rates of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

     As discussed in the section of the Funds' Prospectuses entitled "Fund Price And Performance," the Company advertises the yield and total return performance of the Funds. In calculating yield quotations for the Funds, except for asset-backed securities, such as GNMA certificates, interest earned is determined by computing yield to maturity (or yield to call, if applicable) of each obligation held by a Fund, based upon market value of each obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received on the preferred stocks held by the High Yield Fund are recognized, for purposes of yield calculations, on a daily accrual basis. As discussed in the Prospectuses, and in the Appendix of this Statement of Additional Information, the GNMA Certificates held by the U.S. Government Securities and Select Income Funds are generally subject to monthly payments of principal and interest ("paydowns"). In computing these Funds' yields, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period. The Funds amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the GNMA Certificate, if the weighted average maturity date is not available. Yield quotations for each Fund for the 30 days ended August 31, 1998, were as follows: High Yield Fund, 9.60%; Select Income Fund, 6.08%; Short-Term Bond Fund, 5.49% and U.S. Government Securities Fund, 4.83%.

     Average annual total return performance for each of the Funds for the indicated periods ended August 31, 1998, was as follows:


                             1              3                5             10
Fund                      Year          Years            Years          Years
----                      ----          -----            -----          -----
INVESCO High Yield       4.44%         11.53%            9.12%          9.41%
INVESCO Select Income    9.58%          9.03%            8.22%          9.49%
INVESCO Short-Term
  Bond                   6.76%          6.15%               NA       5.02%(1)
INVESCO U.S. Government
  Securities            14.75%          8.87%            6.27%          8.65%
---------------------------
     (1) Inception date: September 30, 1993.

     Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)exponent n = ERV

where:            P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

     In conjunction with performance reports and/or analyses for the Funds, comparative data between a Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the mutual fund groupings listed in each Fund's prospectus, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

         American Association of Individual Investors' Journal
         Banxquote
         Barron's
         Business Week
         CDA Investment Technologies
         CNBC
         CNN
         Consumer Digest
         Financial Times
         Financial World
         Forbes
         Fortune
         Ibbotson Associates, Inc.
         Institutional Investor
         Investment Company Data, Inc.
         Investor's Business Daily
         Kiplinger's Personal Finance
         Lipper Analytical Services, Inc.'s Mutual Fund Performance
           Analysis
         Money
         Morningstar
         Mutual Fund Forecaster
         No-Load Analyst
         No-Load Fund X
         Personal Investor
         Smart Money
         The New York Times
         The No-Load Fund Investor
         U.S. News and World Report
         United Mutual Fund Selector
         USA Today
         Wall Street Journal
         Wiesenberger Investment Companies Services
         Working Woman
         Worth

SERVICES PROVIDED BY THE FUND

     Periodic Withdrawal Plan. As described in the section of the Funds' Prospectuses entitled "How To Sell Shares," each Fund offers a Periodic
Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Policy. As discussed in the section of the Funds' Prospectuses entitled "How To Buy Shares - Exchange Policy," each Fund offers shareholders the ability to exchange shares of the Funds for shares of another Fund or for shares of certain other no-load mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

     As described in the section of the Funds' Prospectuses entitled "Fund Services," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of Plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

     Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Funds' Prospectuses entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

     The Company has authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified for the taxable year ended August 31, 1998, and intends to continue to qualify during its current taxable year. As a result of their distribution policies and qualification as RICs, it is anticipated that the Funds will pay no federal income or excise taxes and that the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes.

     Dividends paid by the Funds from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year.

     Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at the maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at the maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by a Fund.

     All dividends and other distributions are regarded as taxable to the investor, regardless whether such dividends and distributions are reinvested in additional shares of one of the Funds or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

     INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld may be treated as an expense of the Fund.

     The Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

     Each Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over a Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, a Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

     Portfolio Turnover. There are no fixed limitations regarding the portfolio turnover of the Funds. The rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. During the fiscal years ended August 31, 1998, 1997 and 1996, the High Yield Fund's portfolio turnover rates were 282%, 129% and 266%, respectively, the Select Income Fund's turnover rates were 140%, 263% and 210%, respectively, the Short-Term Bond Fund's portfolio turnover rates were 135%, 331% and 103%, respectively and the U.S. Government Securities Fund's portfolio turnover rates were 323%, 139% and 212%, respectively. Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. Brokerage costs to these Funds are commensurate with the rate of portfolio activity. In computing the above portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate was calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     Placement of Portfolio Brokerage. INVESCO, as the Company's investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on each Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission, spread or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by INVESCO in servicing all of their respective accounts and not all such services may be used by INVESCO in connection with the Funds.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified broker-dealers who recommend the Funds to their clients, or that act as agent in the purchase of any of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of each Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Funds to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to that Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Funds. The Company's board of directors has also authorized the Funds to pay to IDI the full Rule 12b-1 fees contemplated by the Plan in compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

     The aggregate dollar amount of underwriting discounts and brokerage commissions paid by the Company for the fiscal years ended August 31, 1998, 1997 and 1996, were $4,011,552, $4,191,369 and $3,611,046, respectively. For the fiscal year ended August 31, 1998, brokers providing research services received $5,225 in commissions on portfolio transactions effected for the Funds. On a Fund-by-Fund basis this figure breaks down as follows: High Yield Fund, $4,750; Select Income Fund, $475; Short-Term Bond Fund, $0 and U.S. Government Securities Fund, $0. The aggregate dollar amount of such portfolio transactions was $2,243,520. As a result of selling shares of the Fund, brokers received $0 in commissions on portfolio transactions effected for the Funds during the fiscal year ended August 31, 1998.

     At August 31, 1998, the Funds held securities of their regular brokers or dealers, or their parents, as follows:


                                                                        Value of
                                                                      Securities
Fund                        Broker or Dealer                         at 08/31/98
----                        ----------------                         -----------

High Yield Fund             American General                          $7,444,000

Select Income Fund          Lehman Brothers                           10,545,000
                            American General                          13,997,000

Short-Term Bond Fund        State Street Capital                       4,372,000
                             Market

U.S. Government            State Street Capital                        3,450,000
Securities Fund             Market

     INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION

     Common Stock. The Company has 600,000,000 authorized shares of common stock with a par value of $0.01 per share. Of such shares, 300,000,000 have been allocated to the High Yield Fund and 100,000,000 each have been allocated to the Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. As of August 31, 1998, 75,300,011 shares of the Select Income Fund; 94,943,777 shares of the High Yield Fund; 9,950,826 shares of the U.S. Government
Securities Fund; and 2,550,753 shares of the Short-Term Bond Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.

     Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among series in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

     All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

     All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of October 1, 1998 the following entities held more than 5% of the outstanding securities of the Funds listed below.

                                            Amount and Nature            Percent
Name and Address                              of Ownership              of Class
----------------                            -----------------           --------

High Yield Fund
---------------

Charles Schwab & Co., Inc.                    36,826,433.3300             36.35%
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

Nat'l. Financial Services Corp.                7,476,899.4420              7.38%
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street 5th Floor
Attn: Kate Recon
New York, NY 10181-5500

Select Income Fund
------------------

Charles Schwab & Co., Inc.                    11,938,703.8590             15.85%
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

INVESCO Trust Company TR                       5,819,376.7690              7.72%
Morris Communications Corp.
Employees' Profit Sharing Ret. Plan
725 Broad St.
Augusta, GA 30901-1336

Nat'l. Financial Services Corp.                4,236,014.9610              5.62%
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street 5th Floor
Attn: Kate Recon
New York, NY 10181-5500

Short-Term Bond Fund
--------------------

Merrill Lynch                                    223,554.5200              9.61%
Security #97MLO
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6486

FTC & Co.                                        193,745.1010              8.33%
Attn: Datalynx #035
PO Box 173736
Denver, CO 80217-3736

Charles Schwab & Co., Inc.                       177,564.0090              7.63%
Special Custody Acct. For The
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

U.S. Government Securities Fund
-------------------------------

Resources Trust Co. Cust. For                  1,501,232.5630             14.94%
The Exclusive Benefit of The
Various Customers of IMS
P.O. Box 3865
Englewood, CO 80155

Charles Schwab & Co., Inc.                       912,730.9980              9.08%
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

     Independent Accountants. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Funds in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on August 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C. is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

     Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended August 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended August 31, 1998.

     Prospectuses. The Company will furnish, without charge, a copy of the Funds' Prospectuses upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX - GNMA CERTIFICATES AND FUTURES CONTRACTS

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature  of  GNMA  Certificates.   GNMA  Certificates  are   mortgage-backed
securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Company purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Company will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately 12 years. For this reason, it is customary for pricing purposes to consider GNMA
Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semiannually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificates' coupon rates and the prepayment experience of the pool of mortgages backing each Certificate.

Futures Contracts

     A futures contract is an agreement between two parties for the future acquisition or delivery of fixed income securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract, in the case of a Fund holding long-term debt securities, is to protect the portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, when a Fund owns long-term U.S. treasury bonds, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of such bonds. Such a sale would have much the same effect as selling some of the long-term U.S. treasury bonds owned by the Fund. If interest rates did increase, the value of the bonds in the Fund would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures contract market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.